UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5003

Blue Chip Value Fund, Inc.

 (Exact name of registrant as specified in charter)

1225 17th Street, 26th Floor, Denver, Colorado 80202
(Address of principal executive offices) (Zip code)

Michael P. Malloy

Drinker Biddle & Reath LLP

One Logan Square

18th & Cherry Streets

Philadelphia, Pennsylvania 19103-6996

 (Name and address of agent for service)

Registrant’s Telephone Number, including Area Code: (800) 624-4190

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 - December 31, 2008

Item 1 - Reports to Stockholders

Annual Report to Stockholders December 31, 2008

MANAGED DISTRIBUTION POLICY

     The Blue Chip Value Fund, Inc. (the “Fund”) has a Managed Distribution Policy. This policy is to make quarterly distributions of at least 2.5% of the Fund’s net asset value (“NAV”) to stockholders. This is the quarterly payment that Fund investors elect to receive in cash or reinvest in additional shares through the Fund’s Dividend Reinvestment Plan. The Board of Directors believes this policy creates a predictable level of quarterly cash flow to Fund shareholders.

     The table on the next page sets forth the amounts of the most recent quarterly distribution and the cumulative distributions paid during the 2008 fiscal year from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital.

     You should not necessarily draw any conclusions about the Fund’s investment performance from the amount of the distributions, as summarized in the table on the next page, or from the terms of the Fund’s Managed Distribution Policy.

     The Fund distributed more than its income and capital gains during 2008; therefore, a portion of the distributions, as summarized in the table on the next page, is a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” It is important to note that the Fund’s investment adviser, Denver Investment Advisors LLC, seeks to minimize the amount of net realized capital gains, if consistent with the Fund’s investment objective, to reduce the amount of income taxes incurred by our stockholders. This strategy can lead to greater levels of return of capital being paid out under the Managed Distribution Policy.

     The amounts and sources of distributions reported are not being provided for tax reporting purposes. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

     The Fund’s Managed Distribution Policy may be changed or terminated at the discretion of the Fund’s Board of Directors without prior notice to stockholders. If, for example, the Fund’s total distributions for the year result in taxable return of capital, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the Managed Distribution Policy. It is possible, that the Fund’s market price may decrease if the Managed Distribution Policy is terminated. At this time, the Board has no intention of making any changes or terminating the Managed Distribution Policy.

ESTIMATED SOURCES OF DISTRIBUTIONS
	Current Distribution ($) 4th Quarter 2008 (Book Basis)	% Breakdown of the Current Distribution 4th Quarter 2008 (Book Basis)	Total Cumulative Distributions for the 2008 Fiscal Year to Date ($) (Book Basis)	% Breakdown of the Total Cumulative Distributions for the 2008 Fiscal Year to Date (Book Basis)	% Breakdown of the Total Cumulative Distributions for the 2008 Fiscal Year to Date (Tax Basis)
Net Investment
Income	$0.0093	13.29%	$0.0180	4.29%	3.67%
Net Realized Short Term
Capital Gains	$0.0083	11.86%	$0.0000	0.00%	0.00%
Net Realized Long Term
Capital Gains	$0.0524	74.85%	$0.0087	2.07%	1.49%
Return of Capital	$0.0000	0.00%	$0.3933	93.64%	94.84%
Total (per common share)	$0.0700	100.00%	$0.4200	100.00%	100.00%

Average annual total return (in relation to NAV) for the 5 years
ended December 31, 2008					(3.03%)
Annualized current distribution rate expressed as a percentage
of NAV as of December 31, 2008					9.69%
Cumulative total return (in relation to NAV) for the fiscal year
through December 31, 2008					(39.25%)
Cumulative fiscal year distributions as a percentage
of NAV as of December 31, 2008					14.53%

1-800-624-4190	• www.blu.com	1

Send Us Your E-mail Address

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

2	Annual Report December 31, 2008

TABLE OF CONTENTS

Managed Distribution Policy	Inside Front Cover

Investment Adviser’s Commentary	4

Sector Diversification Chart	6

Average Annual Total Returns	6

Change in Investment of $ 10,000	7

Performance History	8

Sources of Distribution	9

Dividend Reinvestment and Cash Purchase Plan	10

Other Important Information	11

Directors and Officers	12

Statement of Investments	16

Country Breakdown	19

Statement of Assets and Liabilities	20

Statement of Operations	21

Statements of Changes in Net Assets	22

Statement of Cash Flows	23

Financial Highlights	24

Notes to Financial Statements	26

Report of Independent Registered Public Accounting Firm	32

   The Investment Adviser’s Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

1-800-624-4190	• www.blu.com	3

INVESTMENT ADVISER’S COMMENTARY

Dear Fellow Stockholders:	February 12, 2009

     Market corrections, such as that experienced in 2008, most certainly test the resolve of investors. For the year ended December 31, 2008 the net asset value of the Blue Chip Value Fund, Inc. declined 39.25%. During this same period the S&P 500 Index, the Fund’s benchmark index, lost 37.00% and the Lipper Large Core peer group declined 37.07%. While the most likely reaction might be one of fear and retreat, in our opinion the historical ability of some American businesses to rise from the depths of recession to new heights of success suggests to us that this reaction is short-sighted. We believe that economic downturns and the associated market corrections provide investors with opportunities to invest in well-managed, fundamentally sound businesses.

     Market weakness that had been centered on financials through much of the first three quarters became prevalent across most sectors by the fourth quarter. It appears to us that significant economic slowing became inevitable on the back of the financial crisis.

     Turning to the portfolio, the relative outperformance of the Fund’s holdings in the basic materials sector for the year was driven by the Fund’s holding Ball Corporation (“Ball”). Ball is one of the world’s leading suppliers of rigid metal and plastic products and services, primarily to the food and beverage market. We believe that Ball’s exposure to the food and beverage can markets has made it more resilient to this economic slowdown. During 2008, the company initiated cost savings across its various businesses and recently announced plans to close two metal beverage container plants in North and South America. We believe these measures, as well as plant downtime, should help hold pricing at competitive levels and result in incremental cost savings for the company in the coming year.

     Throughout 2008, we believe that investors increasingly began to give the Fund’s holding Amgen credit for its novel osteoporosis drug, Denosumab, helping to propel its stock price to a 24.4% return. We believe in the prospects for this drug not only for the treatment of osteoporosis, but also for the treatment of bone loss in oncology patients. Abbott Laboratories remains a top performer although it had a more difficult year with –2.5% return. In 2008, Abbott received FDA approval for its drug eluting stent, XIENCE V and Humira continues to receive FDA approval in other therapeutic areas. As a result of these holdings the Fund’s medical/healthcare holdings returned approximately –13.4% relative to the S&P 500’s sector return of –22.5%.

     Fund holding, International Business Machines (“IBM”), continued to improve its free cash flow while maintaining profits through its increased focus on higher end mainframe computers. In the face of a weakening economy, IBM’s strong balance sheet provides some assurance, in our opinion, that it will be able to weather this economy and take advantage of opportunities that may arise. Technology stocks as a whole underperformed, however IBM’s performance meaningfully outperformed the market.

4	Annual Report December 31, 2008

     One of our best individual stocks for the year was Darden Restaurants, operator of Olive Garden and Red Lobster restaurants. Darden proved to be more resilient to the economic slowdown than other restaurants. It appears that its strong management team was able to manage labor and administrative costs effectively. Recently announced earnings for the fourth quarter were above expectations. We continue to believe that Darden’s value oriented restaurants are well positioned in this difficult environment.

     Although interest rate-sensitive stocks in the portfolio were a disappointment during the first three quarters, they generated strong outperformance in the fourth quarter to finish the year modestly ahead. Early in 2008 we sold Citigroup, and became overweight in property casualty insurers, Travelers and ACE Ltd. Given difficult financial markets, we believe that insurers are becoming more cautious in their pricing which is resulting in increased profits. Additionally, it seems to us that Travelers and ACE Ltd. should gain customers as a result of AIG’s difficulties.

     Just as energy appeared to overshoot expectations on the upside for much of the year, in the fourth quarter it seemed to be overshooting on the downside. The Fund’s underperformance in the energy sector during 2008 was mostly due to the weakness of Transocean’s stock price. We believe that this stock underperformed the market on the expectation that long-term contracts for state of the art offshore rigs will be cancelled. Uncertainty due to the recent and rapid fall in the price of oil is troubling for Transocean. However, we believe that its quality rigs will continue to be employed and produce strong free cash flow.

     Another underperformer in the portfolio was Bunge Limited. Bunge’s stock price was pressured by the unexpected and significant reduction in demand for soybean-based products coupled with the dramatic decline in demand for fertilizer in South America. With its pending acquisition of Corn Products International and uncertainty in the demand for soybeans, we sold Bunge at the beginning of the fourth quarter.

     The financial crisis has resulted in more damage than was expected as we entered the fourth quarter. At the same time, unprecedented intervention by governments around the globe to help stabilize financial markets has also taken place. Only time will tell whether government intervention will be effective and when we will begin to see stabilization and improvement in the financial markets. We continue to focus the portfolio on companies we believe have strong balance sheets and the ability to continue generating free cash flow while seeking to minimize the risks from the economic slowdown.

     As we begin a new year, we want to thank our investors for their patience and confidence.

1-800-624-4190	• www.blu.com	5

Sector Diversification in Comparison to S&P 500 as of December 31, 2008*

	Fund	S&P 500
Basic Materials	3.3%	2.4%
Capital Goods	5.7%	7.9%
Commercial Services	5.0%	2.2%
Communications	8.8%	7.6%
Consumer Cyclical	12.6%	11.6%
Consumer Staples	8.0%	11.7%
Energy	12.9%	12.8%
Interest Rate Sensitive	12.6%	11.6%
Medical/Healthcare	12.1%	14.3%
REITs	0.0%	0.9%
Technology	13.3%	10.7%
Transportation	3.0%	2.2%
Utilities	2.4%	4.1%
Short-Term Investments	0.3%	0.0%
*Sector diversification percentages are based on the Fund’s total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

Average Annual Total Returns as of December 31, 2008
Return	3 Mos.	1-Year	3-Year	5-Year	10-Year
Blue Chip Value Fund – NAV	(25.48%)	(39.25%)	(10.87%)	(3.03%)	(1.19%)
Blue Chip Value Fund –
Market Price	(27.67%)	(49.27%)	(19.96%)	(8.72%)	(2.92%)
S&P 500 Index	(21.94%)	(37.00%)	(8.36%)	(2.19%)	(1.38%)

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total return shown above does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the cost of sale of Fund shares. Current performance may be higher or lower than the total return shown above. Please visit our website at www.blu.com to obtain the most recent month end returns. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. The Fund’s gross expense ratio for the fiscal year ended December 31, 2008 was 1.38%.

6	Annual Report December 31, 2008

Please Note: Performance calculations are as of the end of December each year and the current period end. Past performance is not indicative of future results. This chart assumes an investment of $10,000 on 1/1/99. This chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. It is an unmanaged index.

Please see Average Annual Total Return information on page 6.

1-800-624-4190	• www.blu.com	7

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

1Reflects the actual market price of one share as it has traded on the NYSE.

2Reflects the actual NAV of one share.

3The graph above includes the distribution totals on a book basis since January 1, 1999, which equals $7.09 per share. The NAV per share is reduced by the amount of the distribution on the ex-dividend date. The sources of these distributions are depicted in the chart on the next page.

8	Annual Report December 31, 2008

STOCKHOLDER DISTRIBUTION INFORMATION

     Certain tax information regarding Blue Chip Value Fund, Inc. is required to be provided to stockholders based upon the Fund’s income and distributions to the stockholders for the calendar year ended December 31, 2008.

     The Board of Directors of Blue Chip Value Fund, Inc. voted to pay 2.5% of the Fund’s net asset value on a quarterly basis in accordance with the Fund’s distribution policy. The following table summarizes the final sources of the 2008 reportable distributions for tax purposes. Please note the taxability of the fourth quarter 2008 $0.07 distribution declared in December 2008 has been deferred until 2009 for tax purposes, pursuant to Section 852 of the Internal Revenue Code.

	Net Investment Income	Long-Term Capital Gain	Return of Capital	Total
4th Quarter 2007	$0.0051	$0.0021	$0.1328	$ 0.14*
1st Quarter 2008	$0.0048	$0.0019	$0.1233	$0.13
2nd Quarter 2008	$0.0044	$0.0018	$0.1138	$0.12
3rd Quarter 2008	$0.0037	$0.0015	$0.0948	$0.10
Total	$0.0180	$0.0073	$0.4647	$0.49
*Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution had been deferred until 2008. Previously, it had been reported as “undesignated.”

     The Fund notified stockholders by the end of January 2009 of amounts for use in preparing 2008 income tax returns.

     100% of the distributions paid from net investment income and short-term capital gain qualify for the corporate dividends received deduction and meet the requirements of the tax rules regarding qualified dividend income. In addition, none of the distributions from net investment income include income derived from U.S. Treasury obligations. There were no assets invested in direct U.S. Government Obligations as of December 31, 2008.

HISTORICAL SOURCES OF DISTRIBUTIONS
				Total	Total
	Net			Amount of	Amount of
	Investment	Capital	Return of	Distribution	Distribution
Year	Income	Gains	Capital	(Tax Basis)	(BookBasis)
1999	$0.0335	$1.6465	$0.0000	$1.68	$1.68
2000	$0.0530	$0.8370	$0.0000	$0.89	$0.89
2001	$0.0412	$0.3625	$0.3363	$0.74	$0.74
2002	$0.0351	$0.0000	$0.5249	$0.56	$0.56
2003	$0.0136	$0.0000	$0.4964	$0.51	$0.51
2004	$0.0283	$0.5317	$0.0000	$0.56	$0.56
2005	$0.0150	$0.1128	$0.4422	$0.57	$0.57
2006	$0.0182	$0.1260	$0.4358	$0.58	$0.58
2007	$0.0146	$0.2118	$0.2136	$0.44	$0.58
2008	$0.0180	$0.0073	$0.4647	$0.49	$0.42
Totals	$0.2705	$3.8356	$2.9139	$7.02	$7.09
% of Total
Distribution	3.85%	54.64%	41.51%	100%
Pursuant to Section 852 of the Internal Revenue Code, the taxability of the $ 0.07 per share distribution in the 4th quarter of 2008 has been deferred until 2009.

1-800-624-4190	• www.blu.com	9

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Blue Chip Value Fund Inc.’s (the “Fund”) Dividend Reinvestment and Cash Purchase Plan (the “Plan”) offers stockholders the opportunity to reinvest the Fund’s dividends and distributions in additional shares of the Fund. A stockholder may also make additional cash investments under the Plan.

     Participating stockholders will receive additional shares issued at a price equal to the net asset value per share as of the close of the New York Stock Exchange on the record date (“Net Asset Value”), unless at such time the Net Asset Value is higher than the market price of the Fund’s common stock plus brokerage commission. In this case the Fund, through BNY Mellon Shareowner Services, (the “Plan Administrator”) will attempt, generally over the next 10 business days (the “Trading Period”), to acquire shares of the Fund’s common stock in the open market at a price plus brokerage commission which is less than the Net Asset Value. In the event that prior to the time such acquisition is completed, the market price of such common stock plus commission equals or exceeds the Net Asset Value, or in the event that such market purchases are unable to be completed by the end of the Trading Period, then the balance of the distribution shall be completed by issuing additional shares at Net Asset Value. The reinvestment price is then determined by the weighted average price per share, including trading fees, of the shares issued by the Fund and/or acquired by the Plan Administrator in connection with that transaction.

     Participating stockholders may also make additional cash investments (minimum $50 and maximum $10,000 per month) to acquire additional shares of the Fund. Please note, however, that these additional shares will be purchased at market value plus brokerage commission (without regard to net asset value) per share. The transaction price of shares and fractional shares acquired on the open market for each participant’s account in connection with the Plan shall be determined by the weighted average price per share, including trading fees, of the shares acquired by the Plan Administrator in connection with that transaction.

     A registered stockholder may join the Plan by completing an Enrollment Form from the Plan Administrator. The Plan Administrator will hold the shares acquired through the Plan in book-entry form, unless you request share certificates. If your shares are registered with a broker, you may still be able to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan. Please contact your broker about how to reregister your shares through the Direct Registration System (“DRS”) and to inquire if there are any fees which may be charged by the broker to your account.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends or distributions, even though the stockholder does not receive the cash.

     A stockholder may elect to withdraw from the Plan at any time on prior written notice, and receive future dividends and distributions in cash. There is no penalty for withdrawal from the Plan and stockholders who have withdrawn from the Plan may rejoin in the future. In addition, you may request the Plan Administrator to sell all or a portion of your shares. When your shares are sold, you will receive the proceeds less a service charge of $15.00 and trading fees of $0.02 per share. The Plan Administrator will generally sell your shares on the day your request is received in good order, however the Plan Administrator reserves the right to take up to 5 business days to sell your shares. Shares will be aggregated by the Plan Administrator with the shares of other participants selling their shares that day and sold on the open market. A participant will receive the weighted average price minus trading fees and service charges of all liquidated shares sold by the Plan Administrator on the transaction date.

10	Annual Report December 31, 2008

     The Fund may amend the Plan at any time upon 30-days prior notice to participants.

     Additional information about the Plan may be obtained from the Plan Administrator by writing to BNY Mellon Shareowner Services, 480 Washington Blvd., Jersey City, NJ 07310, by telephone at (800) 624-4190 (option #1) or by visiting the Plan Administrator at www.bnymellon.com/shareowner.

OTHER IMPORTANT INFORMATION

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

How to Obtain a Copy of the Fund’s Proxy Voting Policies and Records

     A description of the policies and procedures that are used by the Fund’s investment adviser to vote proxies relating to the Fund’s portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the Fund’s Form N-CSR which is available on the U.S. Securities and Exchange Commission (“SEC”) website at www.sec.gov.

     Information regarding how the Fund’s investment adviser voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ended June 30 is available, (1) without charge, upon request by calling (800) 624-4190; (2) on the Fund’s website at www.blu.com and (3) on the SEC website at www.sec.gov.

Quarterly Portfolio Holdings

     The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. In addition, the Fund’s complete schedule of portfolio holdings for the first and third quarters of each fiscal year is available on the Fund’s website at www.blu.com.

1-800-624-4190	• www.blu.com	11

INFORMATION ON THE DIRECTORS AND OFFICERS OF THE FUND

     The list below provides certain information about the identity and business experience of the directors and officers of the Fund.

INTERESTED DIRECTORS*

TODGER ANDERSON, CFA1
Age: 64

Position(s) Held with the Fund:
President and Director

Term of Office2 and Length of Time Served:
President since 1987. Director from 1988 to 1995 and since 1998. Term as Director expires in 2010.

Principal Occupations During the Past Five Years:
Chairman, Denver Investment Advisors LLC (since 2004);
President, Westcore Funds (since 2005);
President, Denver Investment Advisors LLC and predecessor organizations (1983-2004);
Portfolio Manager, Westcore MIDCO Growth Fund (1986-2005);
Portfolio Co-Manager, Westcore Select Fund (2001-2005).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

KENNETH V. PENLAND, CFA1
Age: 66

Position(s) Held with the Fund:
Chairman of the Board and Director

Term of Office2 and Length of Time Served:
Chairman of the Board and Director since 1987. Term as Director expires in 2009.

Principal Occupations During the Past Five Years:
Chairman, Denver Investment Advisors LLC and predecessor organizations (1983-2001);
President, Westcore Funds (1995-2001)
Trustee, Westcore Funds (2001-2005).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

12	Annual Report December 31, 2008

INDEPENDENT DIRECTORS

RICHARD C. SCHULTE1
Age: 64

Position(s) Held with the Fund:
Director

Term of Office2 and Length of Time Served:
Director since 1987. Term expires in 2011.

Principal Occupations During the Past Five Years:
Private Investor;
President, Transportation Service Systems, Inc., a subsidiary of Southern Pacific Lines, Denver, Colorado (1993-1996);
Employee, Rio Grande Industries, Denver, Colorado (holding company) (1991-1993).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

ROBERTA M. WILSON, CFA1
Age: 65

Position(s) Held with the Fund:
Director

Term of Office2 and Length of Time Served:
Director since 1987. Term expires in 2009.

Principal Occupations During the Past Five Years:
Management consultant and coach (since 1998);
Director of Finance, Denver Board of Water Commissioners (Retired), Denver, Colorado (1985-1998).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

LEE W. MATHER, JR.1
Age: 65

Position(s) Held with the Fund:
Director

Term of Office2 and Length of Time Served:
Director since 2001. Term expires in 2011.

Principal Occupations During the Past Five Years:
Director, American Rivers (conservation organization) (2000-2006);
Investment Banker, Merrill Lynch & Co. (1977-2000).

Number of Portfolios in Fund Complex3 Overseen by Director: One

Other Directorships4 Held by Director: None

1-800-624-4190	• www.blu.com	13

OFFICERS

MARK M. ADELMANN, CFA, CPA
Age: 51

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

Position(s) Held with the Fund:
Vice President

Term of Office2 and Length of Time Served:
Vice President since 2002.

Principal Occupations During the Past Five Years:
Vice President (since 2000) and member (since 2001), Denver Investment Advisors LLC;
Research Analyst, Denver Investment Advisors LLC (since 1995);
Portfolio management team member, Westcore Funds (since 2002).

NANCY P. O’HARA
Age: 50

One Logan Square
18th and Cherry Sts.
Philadelphia, PA 19103

Position(s) Held with the Fund:

Secretary

Term of Office2 and Length of Time Served:
Secretary since 2007.

Principal Occupations During the Past Five Years:
Counsel (since 2009) and Associate (1999-2009) of the law firm of Drinker Biddle
  & Reath LLP, Philadelphia, PA.

JASPER R. FRONTZ, CPA, CFA5
Age: 40

1225 Seventeenth St.
26th Floor
Denver, Colorado 80202

Position(s) Held with the Fund:
Treasurer, Chief Compliance Officer

Term of Office2 and Length of Time Served:
Treasurer since 1997, Chief Compliance Officer since 2004.

14	Annual Report December 31, 2008

Principal Occupations During the Past Five Years:
Vice President, Denver Investment Advisors LLC (since 2000);
Director of Mutual Fund Administration, Denver Investment Advisors LLC
     (since 1997);
Fund Controller, ALPS Mutual Fund Services, Inc. (1995-1997);
Registered Representative, ALPS Distributors, Inc. (since 1995).

NOTES
*

These directors each may be deemed to be an “interested director” of the Fund within the meaning of the Investment Company Act of 1940 by virtue of their affiliations with the Fund’s investment adviser and their positions as officers of the Fund.

1.	Each director may be contacted by writing to the director, c/o Blue Chip Value Fund, Inc., 1225 Seventeenth Street, 26th Floor, Denver, Colorado 80202, Attn: Jasper Frontz.
2.

The Fund’s By-Laws provide that the Board of Directors shall consist of three classes of members. Directors are chosen for a term of three years, and the term of one class of directors expires each year. The officers of the Fund are elected by the Board of Directors and, subject to earlier termination of office, each officer holds office for one year and until his or her successor is elected and qualified.

3.	The Fund complex is comprised of fifteen portfolios, the Fund, twelve Westcore Funds, the Dunham Small-Cap Value Fund and the RiverSource Partners VP Small-Cap Value Fund.
4.

Includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Investment Company Act of 1940.

5.	Mr. Frontz also serves as Treasurer and Chief Compliance Officer of Westcore Funds.

     The Fund’s President has certified to the New York Stock Exchange that, as of May 29, 2008, he was not aware of any violation by the Fund of the applicable NYSE Corporate Governance listing standards. In addition, the Fund has filed certifications of its principal executive officer and principal financial officer as exhibits to its reports on Form N-CSR filed with the Securities and Exchange Commission relating to the quality of the disclosures contained in such reports.

1-800-624-4190	• www.blu.com	15

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
December 31, 2008
			Market
	Shares	Cost	Value
COMMON STOCKS – 116.87%
BASIC MATERIALS – 3.87%
Forestry & Paper – 0.35%
International Paper Co.	24,100	$682,647	$284,380
Packaging & Containers – 3.52%
Ball Corp.	69,740	3,710,333	2,900,487

TOTAL BASIC MATERIALS		4,392,980	3,184,867

CAPITAL GOODS – 6.73%
Aerospace & Defense – 4.10%
General Dynamics Corp.	18,700	957,891	1,076,933
Raytheon Co.	44,900	1,994,242	2,291,696
		2,952,133	3,368,629
Industrial Products – 2.63%
ITT Corp.	47,100	2,573,117	2,166,129

TOTAL CAPITAL GOODS		5,525,250	5,534,758

COMMERCIAL SERVICES – 5.91%
Business Products & Services – 3.63%
Quanta Services Inc.**	150,600	4,720,354	2,981,880
IT Services – 1.37%
Computer Sciences Corp.**	32,150	1,519,580	1,129,751
Transaction Processing – 0.91%
The Western Union Co.	52,100	946,430	747,114

TOTAL COMMERCIAL SERVICES		7,186,364	4,858,745

COMMUNICATIONS – 10.33%
Networking – 4.96%
Cisco Systems Inc.**	250,600	6,217,822	4,084,780
Telecomm Equipment & Solutions – 5.37%
Nokia Corp. - ADR (Finland)	48,730	796,418	760,188
QUALCOMM Inc.	102,000	4,341,123	3,654,660
		5,137,541	4,414,848

TOTAL COMMUNICATIONS		11,355,363	8,499,628

CONSUMER CYCLICAL – 14.79%
Apparel & Footwear Manufacturers –3.24%
Nike Inc.	52,350	3,288,213	2,669,850
Clothing & Accessories – 1.17%
TJX Companies Inc.	46,700	1,257,001	960,619
Hotels & Gaming – 1.47%
Starwood Hotels & Resorts Worldwide Inc.	67,400	2,857,522	1,206,460

16	Annual Report December 31, 2008

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Internet – 0.91%
Expedia Inc.**	90,800	$2,569,349	$748,192
Publishing & Media – 2.67%
Walt Disney Co.	96,900	2,435,165	2,198,661
Restaurants – 3.69%
Darden Restaurants Inc.	107,840	3,004,643	3,038,931
Specialty Retail – 1.64%
Best Buy Co. Inc	48,000	2,067,944	1,349,280
TOTAL CONSUMER CYCLICAL		17,479,837	12,171,993

CONSUMER STAPLES – 9.43%
Consumer Products – 4.00%
Colgate Palmolive Co.	48,000	3,139,213	3,289,920
Food & Agricultural Products – 5.43%
Campbell Soup Co.	70,400	2,567,984	2,112,704
Unilever N.V. (Netherlands)	96,100	3,405,333	2,359,255
		5,973,317	4,471,959
TOTAL CONSUMER STAPLES		9,112,530	7,761,879

ENERGY – 15.10%
Exploration & Production – 7.59%
Occidental Petroleum Corp.	61,480	3,292,093	3,688,185
XTO Energy Inc.	72,437	2,205,187	2,554,853
		5,497,280	6,243,038
Integrated Oils – 5.14%
ConocoPhillips	9,600	463,583	497,280
Exxon Mobil Corp.	18,300	1,387,784	1,460,889
Marathon Oil Corp.	83,000	2,657,554	2,270,880
		4,508,921	4,229,049
Oil Services – 2.37%
Transocean Inc.**	41,249	3,675,402	1,949,015
TOTAL ENERGY		13,681,603	12,421,102

INTEREST RATE SENSITIVE – 14.72%
Integrated Financial Services – 2.57%
JPMorgan Chase & Co.	66,900	2,853,541	2,109,357

Money Center Banks – 1.38%
Bank of America Corp.	80,800	3,030,439	1,137,664

Property Casualty Insurance – 5.46%
ACE Ltd. (Cayman Islands)	40,300	2,180,787	2,132,676
The Travelers Cos. Inc.	52,200	2,519,527	2,359,440
		4,700,314	4,492,116

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STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
Regional Banks – 1.37%
The Bank of New York Mellon Corp.	39,900	$1,307,496	$1,130,367

Securities & Asset Management – 3.94%
Invesco Ltd.	111,000	2,711,688	1,602,840
State Street Corp.	41,700	2,611,240	1,640,061
		5,322,928	3,242,901

TOTAL INTEREST RATE SENSITIVE		17,214,718	12,112,405

MEDICAL & HEALTHCARE – 14.13%
Medical Technology – 3.15%
Zimmer Holdings Inc.**	64,200	4,505,569	2,594,964

Pharmaceuticals – 10.98%
Abbott Laboratories	72,200	3,818,297	3,853,314
Amgen Inc.**	56,600	3,254,183	3,268,650
Wyeth	50,900	1,952,361	1,909,259
		9,024,841	9,031,223

TOTAL MEDICAL & HEALTHCARE		13,530,410	11,626,187

TECHNOLOGY – 15.56%
Computer Software – 4.48%
Microsoft Corp.	118,600	3,161,970	2,305,584
Symantec Corp.**	102,300	1,923,230	1,383,096
		5,085,200	3,688,680
PC’s & Servers – 4.68%
Dell Inc.**	120,000	1,886,506	1,228,800
International Business Machines Corp.	31,100	2,850,657	2,617,376
		4,737,163	3,846,176
Semiconductors – 6.40%
Altera Corp.	159,800	3,101,025	2,670,258
Intel Corp.	177,200	3,488,119	2,597,752
		6,589,144	5,268,010

TOTAL TECHNOLOGY		16,411,507	12,802,866

TRANSPORTATION – 3.52%
Railroads – 3.52%
Norfolk Southern Corp.	61,600	3,243,665	2,898,280
TOTAL TRANSPORTATION		3,243,665	2,898,280

UTILITIES – 2.78%
Regulated Electric – 2.78%
PPL Corp.	74,450	3,496,290	2,284,871

TOTAL UTILITIES		3,496,290	2,284,871
TOTAL COMMON STOCKS		122,630,517	96,157,581

18	Annual Report December 31, 2008

STATEMENT OF INVESTMENTS (cont’d.)
			Market
	Shares	Cost	Value
SHORT TERM INVESTMENTS –0.35%
Fidelity Institutional Money Market
Government Portfolio - Class I
(7 Day Yield 1.05%)	291,892	$291,892	$291,892
TOTAL SHORT TERM INVESTMENTS		291,892	291,892

TOTAL INVESTMENTS	117.22%	$122,922,409	$96,449,473
Liabilities in Excess of Other Assets	(17.22)%		(14,170,461)
NET ASSETS	100.00%		$82,279,012

**Non-income producing security
ADR - American Depositary Receipt

Sector and Industry classifications are unaudited.

COUNTRY BREAKDOWN

As of December 31, 2008 (unaudited)
	Market
Country	Value	%
United States	$91,197,354	110.84%
Netherlands	2,359,255	2.87%
Cayman Islands	2,132,676	2.59%
Finland	760,188	0.92%
Total Investments	$96,449,473	117.22%
Liabilities in Excess of Other Assets	(14,170,461)	(17.22%)
Net Assets	$82,279,012	100.00%

Please note the country classification is based on the company headquarters. All of the Fund’s investments are traded on U.S. exchanges.

See accompanying notes to financial statements.

1-800-624-4190	• www.blu.com	19

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2008

ASSETS
Investments at market value (cost $122,922,409)	$96,449,473
Dividends and interest receivable	226,127
Other assets	18,684
TOTAL ASSETS	96,694,284

LIABILITIES
Loan payable to bank (Note 5)	12,275,000
Interest due on loan payable to bank	10,892
Distribution payable	1,992,474
Advisory fee payable	43,674
Administration fee payable	6,898
Accrued Compliance Officer fees	4,681
Accrued expenses and other liabilities	81,653
TOTAL LIABILITIES	14,415,272
NET ASSETS	$82,279,012

COMPOSITION OF NET ASSETS
Capital stock, at par	$284,639
Paid-in-capital	110,022,585
Accumulated net realized loss	(1,555,276)
Net unrealized depreciation on investments	(26,472,936)
NET ASSETS	$82,279,012

SHARES OF COMMON STOCK OUTSTANDING
(100,000,000 shares authorized at $0.01 par value)	28,463,912

Net asset value per share	$2.89

See accompanying notes to financial statements.

20	Annual Report December 31, 2008

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 2008

INCOME
Dividends (net of foreign withholding taxes
of $35,675)	$2,231,224
Interest	13,399
TOTAL INCOME		$2,244,623

EXPENSES
Investment advisory fee (Note 4)	769,389
Administrative services fee (Note 4)	99,916
Interest on outstanding loan payable to bank	360,327
Stockholder reporting	148,820
Directors’ fees	87,000
Legal fees	81,780
Transfer agent fees	67,000
Audit and tax preparation fees	29,600
NYSE listing fees	27,966
Insurance and fidelity bond	21,549
Chief Compliance Officer fees	21,525
Custodian fees	9,581
Other	9,211
TOTAL EXPENSES		1,733,664
NET INVESTMENT INCOME		510,959
REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments		248,725
Change in net unrealized appreciation or
(depreciation) of investments		(58,762,315)
NET REALIZED AND UNREALIZED LOSS
ON INVESTMENTS		(58,513,590)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS		$(58,002,631)

See accompanying notes to financial statements.

1-800-624-4190	• www.blu.com	21

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
	For the	For the
	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
Increase/(decrease) in net assets
from operations:
Net investment income	$510,959	$411,499
Net realized gain on investments	248,725	5,229,902
Change in net unrealized appreciation
or depreciation of investments	(58,762,315)	(222,134)
	(58,002,631)	5,419,267

Decrease in net assets from distributions
to stockholders from:
Net investment income	(510,959)	(411,499)
Net realized gain on investments	(208,973)	(5,980,234)
Tax Return of capital	(11,232,334)	(10,012,387)
	(11,952,266)	(16,404,120)

Increase in net assets from common
stock transactions:
Net asset value of common stock issued to
stockholders from reinvestment of dividends
(29,014 and 412,794 shares issued, respectively)	142,459	2,412,947
	142,459	2,412,947

NET DECREASE IN NET ASSETS	(69,812,438)	(8,571,906)

NET ASSETS
Beginning of year	152,091,450	160,663,356
End of year (including undistributed net
investment income of $0 and $0, respectively)	$82,279,012	$152,091,450

See accompanying notes to financial statements.

22	Annual Report December 31, 2008

BLUE CHIP VALUE FUND, INC.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2008

Cash Flows from Operating Activities
Net decrease in net assets from operations	$(58,002,631)
Adjustments to reconcile net decrease in net
assets from operations to net cash provided
by operating activities:
Purchase of investment securities	(71,875,735)
Proceeds from disposition of investment securities	82,838,774
Net purchase of short-term investment securities	(39,494)
Proceeds from class-action litigation settlements	47,013
Net realized gain from securities investments	(248,725)
Net change in unrealized appreciation
on investments	58,762,315
Decrease in receivable for securities sold	2,434,479
Decrease in dividends and interest receivable	41,419
Increase in other assets	(8,239)
Decrease in advisory fee payable	(38,916)
Decrease in administrative fee payable	(3,099)
Increase in accrued Compliance Officer fees	223
Decrease in other accrued expenses and payables	(29,165)
Net cash provided by operating activities	13,878,219
Cash Flows from Financing Activities
Proceeds from bank borrowing	7,045,000
Repayment of bank borrowing	(7,125,000)
Cash distributions paid	(13,798,219)
Net cash used in financing activities	(13,878,219)
Net increase in cash	0
Cash, beginning balance	0
Cash, ending balance	0
Supplemental disclosure of cash flow information:
Cash paid during the period for interest from bank borrowing: $392,744.
Noncash financing activities not included herein consist of reinvestment of dividends and distributions of $142,459.

See accompanying notes to financial statements.

1-800-624-4190	• www.blu.com	23

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS

	For the year ended December 31,
Per Share Data
(for a share outstanding throughout each period)	2008	2007
Net asset value – beginning of year	$5.35	$5.73
Investment operations(1)
Net investment income	0.02	0.01
Net gain/(loss) on investments	(2.06)	0.19
Total from investment operations	(2.04)	0.20
Distributions
From net investment income	(0.02)	(0.02)
From net realized gains on investments	(0.01)	(0.21)
Tax Return of capital	(0.39)	(0.35)
Total distributions	(0.42)	(0.58)
Net asset value, end of year	$2.89	$5.35
Per share market value, end of year	$2.35	$5.21
Total investment return(2) based on:
Market Value	(49.27%)	(3.3%)
Net Asset Value	(39.25%)	3.3%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(3)	1.38%	1.34%
Ratio of net investment income to average net assets	0.41%	0.25%
Ratio of total distributions to average net assets	9.51%	10.04%
Portfolio turnover rate(4)	51.40%	40.03%
Net assets – end of period (in thousands)	$82,279	$152,091

See accompanying notes to financial statements.

(1)	Per share amounts calculated based on average shares outstanding during the period.
(2)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3)	For the years ended December 31, 2008, 2007, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 1.09%, 0.93%, 0.92%, 0.97% and 0.99%, respectively.
(4)

A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31,2008 were $71,875,735 and $82,838,774, respectively.

24	Annual Report December 31, 2008

	For the year ended December 31,
Per Share Data
(for a share outstanding throughout each period)	2006	2005	2004
Net asset value – beginning of year	$5.62	$5.76	$5.58
Investment operations(1)
Net investment income	0.02	0.01	0.03
Net gain/(loss) on investments	0.67	0.42	0.71
Total from investment operations	0.69	0.43	0.74
Distributions
From net investment income	(0.02)	(0.02)	(0.03)
From net realized gains on investments	(0.13)	(0.11)	(0.53)
Tax Return of capital	(0.43)	(0.44)	—
Total distributions	(0.58)	(0.57)	(0.56)
Net asset value, end of year	$5.73	$5.62	$5.76
Per share market value, end of year	$5.96	$6.31	$6.68
Total investment return(2) based on:
Market Value	4.6%	3.7%	19.2%
Net Asset Value	12.9%	7.1%	13.1%
Ratios/Supplemental data:
Ratio of total expenses to average net assets(3)	1.36%	1.33%	1.12%
Ratio of net investment income to average net assets	0.32%	0.21%	0.57%
Ratio of total distributions to average net assets	10.25%	10.13%	10.16%
Portfolio turnover rate(4)	36.54%	40.96%	115.39%
Net assets – end of period (in thousands)	$160,663	$155,208	$156,903

See accompanying notes to financial statements.

(1)	Per share amounts calculated based on average shares outstanding during the period.
(2)

Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Please note that the Fund’s total investment return does not reflect the deduction of taxes that a stockholder would pay on Fund distributions or the sale of Fund shares. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(3)	For the years ended December 31, 2008, 2007, 2006, 2005 and 2004, the ratio of total expenses to average net assets excluding interest expense was 1.09%, 0.93%, 0.92%, 0.97% and 0.99%, respectively.
(4)

A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for the year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the year ended December 31,2008 were $71,875,735 and $82,838,774, respectively.

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BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

December 31, 2008

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) are generally valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors. Factors which may be considered when determining the fair value of a security include (a) the fundamental data relating to the investment; (b) an evaluation of the forces which influence the market in which the security is sold, including the liquidity and depth of the market; (c) the market value at date of purchase; (d) information as to any transactions or offers with respect to the security or comparable securities; and (e) any other relevant matters.

Investment Transactions – Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the “specific identification” basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes – For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of the Internal Revenue Code by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

26	Annual Report December 31, 2008

     The Fund intends to elect to defer to its fiscal year ending December 31, 2009 approximately $918,881 of losses recognized during the period from November 1, 2008 to December 31, 2008.

     In accordance with FASB Interpretation No. 48 (“FIN 48”) “Accounting for Uncertainty in Income Taxes,” the financial statement effects of a tax position taken or expected to be taken in a tax return are to be recognized in the financial statements when it is more likely than not, based on the technical merits, that the position will be sustained upon examination. Management has concluded that the Fund has taken no uncertain tax positions that require adjustment to the financial statements to comply with the provisions of FIN 48. The Fund files income tax returns in the U.S. federal jurisdiction and Colorado. For the years ended December 31, 2005 through December 31, 2008 for the federal jurisdiction and for the years ended December 31, 2004 through December 31, 2008 for Colorado, the Fund’s returns are still open to examination by the appropriate taxing authority.

Classification of Distributions to Shareholders – Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

The tax character of the distributions paid was as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2008	2007
Distributions paid from:
Ordinary income	$510,959	$411,499
Long-term capital gain	208,973	5,980,234
Tax Return of capital	13,220,746	6,031,501
Total	$13,940,678	$12,423,234

As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income		$—
Accumulated net realized loss		(918,881)
Net unrealized depreciation		(27,109,331)
Total		$(28,028,212)

1-800-624-4190	• www.blu.com	27

     The difference between book basis and tax basis is typically attributable to the tax deferral of losses on wash sales and post October losses.

Distributions to Stockholders – Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a “managed distribution policy” which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund’s net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code.

     Denver Investment Advisors LLC (“DenverIA”) generally seeks to minimize realized capital gain distributions without generating capital loss carryforwards. As such, if the Fund’s total distributions required by the fixed payout policy for the year exceed the Fund’s “current and accumulated earnings and profits,” the excess will be treated as non-taxable return of capital, reducing the stockholder’s adjusted basis in his or her shares. Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund’s “current earnings and profits.” Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund’s Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the “managed distribution policy.” The Fund’s distribution policy may be changed or terminated at the discretion of the Fund’s Board of Directors. At this time, the Board of Directors has no plans to change or terminate the current policy.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. FAS 157 MEASUREMENTS

     The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective January 1, 2008. FAS 157 defines fair value, establishes a three-tier hierarchy to measure fair value based on the extent of use of “observable inputs” as compared to “unobservable inputs” for disclosure purposes and requires additional disclosures about these valuations measurements. Inputs refer broadly to the assumptions that market participants would use in pricing a security. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the security developed based on market data obtained from sources independent of the reporting entity.

28	Annual Report December 31, 2008

Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the security developed based on the best information available in the circumstances.

     The three-tier hierarchy is summarized as follows:

Level 1 – quoted prices in active markets for identical investments.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

     The following is a summary of the inputs used as of December 31, 2008 in valuing the Fund’s assets:

Other
Financial
Instruments* –
	Investments in	Unrealized
	Securities at	Appreciation
Valuation Inputs	Value	(Depreciation)
Level 1 – Quoted Prices	$96,449,473	$—
Level 2 – Other Significant Observable Inputs	$—	$—
Level 3 – Significant Unobservable Inputs	$—	$—
Total	$96,449,473	$—
*Other financial instruments include futures, forwards and swap contracts.

     All securities of the Fund were valued using Level 1 inputs during the year ended December 31, 2008. Thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of December 31, 2008:
Gross appreciation (excess of value over tax cost)	$2,133,374
Gross depreciation (excess of tax cost over value)	(29,242,705)
Net unrealized depreciation	$(27,109,331)
Cost of investments for income tax purposes	$123,558,804

1-800-624-4190	• www.blu.com	29

4. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC, whereby an investment advisory fee is paid to DenverIA based on an annual rate of 0.65% of the Fund’s average weekly net assets up to $100,000,000 and 0.50% of the Fund’s average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and a director of the Fund are also officers of DenverIA.

     ALPS Fund Services, Inc. (“ALPS”) and DenverIA serve as the Fund’s co-administrators. The Administrative Agreement includes the Fund’s administrative and fund accounting services. The administrative services fee is based on the current annual rate for ALPS and DenverIA, respectively, of 0.0955% and 0.01% of the Fund’s average daily net assets up to $75,000,000, 0.05%, and 0.005% of the Fund’s average daily net assets between $75,000,000 and $125,000,000, and 0.03% and 0.005% of the Fund’s average daily net assets in excess of $125,000,000 plus certain out-of-pocket expenses. The administrative service fee is paid monthly.

     Prior to April 1, 2008, the administrative services fee for ALPS was an annual rate of 0.0855% of the Fund’s average daily net assets up to $75,000,000, 0.0400% of the Fund’s average daily net assets between $75,000,000 and $125,000,000 and 0.0200% of the Fund’s average daily net assets in excess of $125,000,000. DenverIA’s administrative services fee remains unchanged.

     The Directors have appointed a Chief Compliance Officer who is also Treasurer of the Fund and an employee of DenverIA. The Directors agreed that the Fund would reimburse DenverIA a portion of his compensation for his services as the Fund’s Chief Compliance Officer.

5. LOAN OUTSTANDING

     The Fund has a line of credit with The Bank of New York Mellon (“BONY”) in which the Fund may borrow up to the lesser of 15% of the Fund’s total assets, $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The loan is subject to annual renewal and the interest rate resets daily at overnight Federal Funds Rate plus 0.825%. Effective March 1, 2009, the interest rate will change to the overnight Federal Funds Rate plus 1.00% and the Fund will pay an annual loan facility fee of 0.03%. The borrowings under the BONY loan are secured by a perfected security interest on all of the Fund’s assets.

30	Annual Report December 31, 2008

Details of the loan outstanding are as follows:
		Average for the
	As of	Year Ended
	December 31,	December 31,
	2008	2008
Loan outstanding	$12,275,000	$12,881,202
Interest rate	0.92%*	2.76%
% of Fund’s total assets	12.69%	13.32%
Amount of debt per share outstanding	$0.43	$0.45
Number of shares outstanding (in thousands)	28,464	28,455**

**Annualized
**Weighted average

6. NEW ACCOUNTING PRONOUNCEMENTS

     In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about Funds’ derivative and hedging activities. Management of the Fund currently believes that SFAS 161 will have no impact on the Fund’s financial statements.

7. TAX DESIGNATIONS (Unaudited)

     Certain tax information is provided to shareholders as required by the Internal Revenue Code or to meet a specific state’s requirement. The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended December 31, 2008:

Corporate Dividends Received Deduction	100%
Qualified Dividend Income	100%
Long-Term Capital Gain Dividends	$208,973

1-800-624-4190	• www.blu.com	31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Blue Chip Value Fund, Inc.:

     We have audited the accompanying statement of assets and liabilities of Blue Chip Value Fund, Inc. (the “Fund”), including the statement of investments, as of December 31, 2008, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Chip Value Fund, Inc. as of December 31, 2008, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Denver, Colorado
February 17, 2009

32	Annual Report December 31, 2008

BOARD OF DIRECTORS

Kenneth V. Penland, Chairman
Todger Anderson, Director
Lee W. Mather, Jr, Director
Richard C. Schulte, Director
Roberta M. Wilson, Director

OFFICERS

Kenneth V. Penland, Chairman
Todger Anderson, President
Mark M. Adelmann, Vice President
Nancy P. O’Hara, Secretary
Jasper R. Frontz, Treasurer, Chief Compliance Officer

Investment Adviser/Co-Administrator
Denver Investment Advisors LLC
1225 17th Street, 26th Floor
Denver, CO 80202

Stockholder Relations
(800) 624-4190 (option #2)
e-mail: blu@denveria.com

Custodian
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Co-Administrator
ALPS Fund Services, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

Transfer Agent Dividend Reinvestment Plan Agent
(Questions regarding your Account)
BNY Mellon Shareowner Services
480 Washington Blvd.
Jersey City, NJ 07310 (800) 624-4190 (option #1)
www.melloninvestor.com

Item 2. Code of Ethics.

(a)  The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions on behalf of the registrant.

(b)  Not applicable.

(c)  During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d)  During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e)  Not applicable.

(f)  The registrant’s Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant has determined that the registrant has at least one “audit committee financial expert” serving on its audit committee.  The Board of Directors has designated Roberta M. Wilson as the registrant’s “audit committee financial expert.”  Ms. Wilson is “independent” as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)    Audit Fees:  For the registrant's fiscal years ended December 31, 2008 and December 31, 2007, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements were $27,000 and $25,520, respectively.

(b)    Audit-Related Fees:  In registrant's fiscal years ended December 31, 2008 and December 31, 2007, no fees were billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item.

(c)    Tax Fees:  For the registrant's fiscal years ended December 31, 2008 and December 31, 2007, aggregate fees of $2,600 and $3,120, respectively, were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

(d)    All Other Fees:  For the registrant's fiscal year ended December 31, 2008 and December 31, 2007, no fees were billed to registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) of this item.

(e) (1)   Audit Committee Pre-Approval Policies and Procedures:  The registrant’s Audit Committee has not adopted pre-approval policies and procedures.  Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the engagement.

            (e)(2)    No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)         Not applicable.

(g)        Aggregate non-audit fees of $2,600 and $3,120 were billed by the registrant's principal accountant for services rendered to the registrant and to registrant's investment adviser for the registrant's fiscal year ended December 31, 2008 and December 31, 2007, respectively.

(h)        Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)  The registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.  The committee members are:  Roberta M. Wilson, Richard C. Schulte and Lee W. Mather, Jr.

(b)  Not applicable.

Item 6. Investments.

(a)      Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)      Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors, at their May 2003 Board meeting, delegated to its investment adviser, Denver Investment Advisors, LLC, subject to the supervision of the Board, the authority to vote registrant’s proxies relating to portfolio securities and directed Denver Investment Advisors to follow and apply Denver Investment Advisors’ proxy voting policies and procedures when voting such proxies.  A summary of Denver Investment Advisors’ Proxy Voting Policy which sets forth the guidelines to be utilized by Denver Investment Advisors in voting proxies for the registrant follows.

Summary of Denver Investment Advisors LLC Proxy Voting Policy

Denver Investment Advisors LLC (“DenverIA”), unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf.  To execute this responsibility to the highest standard, DenverIA relies heavily on its subscription to RiskMetrics Group.  RiskMetrics Group provides proxy research and recommendations, as well as automated voting and record keeping through its ISS Governance Services (“ISS”). Although RiskMetrics Group offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies and certain reports regarding its internal controls a minimum of once per year and will only use RiskMetrics Group’s ISS as long as we deem it independent.

We review ISS’ Proxy Voting Guidelines at least annually and follow their recommendations on most issues for shareholder vote.  Subcategories within the guidelines include:

   1)  Operational Items

   2)  Board of Directors

   3)  Proxy Contests

   4)  Anti-takeover Defenses and Voting Related Issues

   5)  Mergers and Corporate Restructurings

   6)  State of Incorporation

   7)  Capital Structure

   8)  Executive and Director Compensation

   9)  Corporate Social Responsibility Issues

10)   Mutual Fund Proxies

11)   Global Proxy Voting Matters

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO or a member of the Management Committee, other than the Analyst seeking the override. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, DenverIA will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which DenverIA is an affiliated party, DenverIA will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in RiskMetric Group’s system for record keeping. RiskMetrics Group provides the necessary reports for the Blue Chip Value Fund to prepare its Form N-PX annually.

Below is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 15, 2009

Copyright © 2009 by RiskMetrics Group.

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of RiskMetrics 2009 proxy voting guidelines can be found in the Jan. 15, 2009, edition of the U.S. Proxy Voting Manual.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

RiskMetrics Group	www.riskmetrics.com

1. Operational Items:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive. Non-audit fees are excessive if:
  Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;
  The length of rotation specified in the proposal;
  Any significant audit-related issues at the company;
  The number of Audit Committee meetings held each year;
  The number of financial experts serving on the committee; and
  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director1 Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD2 from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

- Degree to which absences were due to an unavoidable conflict;

1 RiskMetrics’ classification of directors can be found in U.S. Proxy Voting Guidelines Summary.

2 In general, companies with a plurality vote standard use “Withhold” as the valid opposition vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid opposition vote for the particular company.

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- Pattern of absenteeism; and

- Other extraordinary circumstances underlying the director’s absence;

  Sit on more than six public company boards;
  Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75% of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;
  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;
  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);
  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- any or all appropriate nominees (except new) may be held accountable;
  The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;
  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

  The non-audit fees paid to the auditor are excessive;
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  The company receives an adverse opinion on the company’s financial statements from its auditor; or
  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are indentified, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:

  There is a negative correlation between the chief executive’s pay and company performance (see discussion under Equity Compensation Plans);
  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
  The company fails to submit one-time transfers of stock options to a shareholder vote;
  The company fails to fulfill the terms of a burn rate commitment they made to shareholders;
  The company has backdated options (see “Options Backdating” policy);
  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

- presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

- serves as liaison between the chairman and the independent directors;

- approves information sent to the board;

- approves meeting agendas for the board;

- approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

- has the authority to call meetings of the independent directors;

- if requested by major shareholders, ensures that he is available for consultation and direct communication;

  Two-thirds independent board;
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  All independent key committees;
  Established governance guidelines;
  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;
  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

- Egregious compensation practices;

- Multiple related-party transactions or other issues putting director independence at risk;

- Corporate and/or management scandals;

- Excessive problematic corporate governance provisions; or

- Flagrant board or management actions with potential or realized negative impact on shareholders.

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also know as a director resignation policy) that provides guidelines so that the company will promptly address the situation of a holdover director.

Performance/Governance Evaluation for Directors

Vote WITHHOLD/AGAINST on all director nominees if the board lacks accountability and oversight, coupled with sustained poor performance relative to peers, measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only).

Evaluate board accountability and oversight at companies that demonstrate sustained poor performance. Problematic provisions include but are not limited to:

  a classified board structure;
  a supermajority vote requirement;
  majority vote standard for director elections with no carve out for contested elections;
  the inability of shareholders to call special meetings;
  the inability of shareholders to act by written consent;
  a dual-class structure; and/or
  a non-shareholder approved poison pill.

If a company exhibits sustained poor performance coupled with a lack of board accountability and oversight, also take into consideration the company’s five-year total shareholder return and five-year operational metrics in the evaluation.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
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  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50% of the directors to be elected is contested in the election;
  One or more of the dissident’s candidates is elected;
  Shareholders are not permitted to cumulate their votes for directors; and
  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Antitakeover Defenses and Voting Related Issues

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposal.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or
  The board, in exercising its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this “fiduciary out” will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

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Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors should be considered:

  the trigger (NOL pills generally have a trigger slightly below 5%);
  the value of the NOLs;
  the term;
  shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
  other factors that may be applicable.

In addition, vote WITHHOLD/AGAINST the entire board of directors, (except new nominees, who should be considered on a CASE-by-CASE basis) if the board adopts or renews a poison pill without shareholder approval, does not commit to putting it to a shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

5. Mergers and Corporate Restructurings

Overall Approach

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

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  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Evaluate management or shareholder proposals to change a company's state of incorporation on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns including the following:

  Reasons for reincorporation;
  Comparison of company's governance practices and provisions prior to and following the reincorporation; and
  Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

  Specific reasons/ rationale for the proposed increase;
  The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
  The board’s governance structure and practices; and
  Risks to shareholders of not approving the request.

Vote FOR proposals to approve increases beyond the allowable cap when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

  Specific reasons/ rationale for the proposed increase;
  The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
  The board’s governance structure and practices; and
  Risks to shareholders of not approving the request.
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Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval;
  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;
  The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant withhold vote recommendations:

  Egregious employment contracts - Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;
  Excessive perks/tax reimbursements:

- Overly generous perquisites, which may include, but are not limited to the following: personal use of corporate aircraft, personal security system maintenance and/or installation, car allowances;

- Reimbursement of income taxes on executive perquisites or other payments;

- Perquisites for former executives, such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

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Abnormally large bonus payouts without justifiable performance linkage or proper disclosure - Performance metrics that are changed, canceled or replaced during the performance period without adequate explanation of the action and the link to performance;

  Egregious pension/SERP (supplemental executive retirement plan) payouts:

- Inclusion of additional years of service not worked that result in significant payouts;

- Inclusion of performance-based equity awards in the pension calculation;

  New CEO with overly generous new hire package:

- Excessive “make whole” provisions;

- Any of the poor pay practices listed in this policy;

  Excessive severance and/or change in control provisions:

- Inclusion of excessive change in control or severance payments, especially those with a multiple in excess of 3X cash pay;

- Payments upon an executive's termination in connection with performance failure;

- Change in control payouts without loss of job or substantial diminution of job duties (single-triggered);

- New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

- Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

- New or materially amended employment or severance agreements that provide for an excise tax gross-up. Modified gross-ups would be treated in the same manner as full gross-ups;

- Perquisites for former executives such as car allowances, personal use of corporate aircraft or other inappropriate arrangements;

  Dividends or dividend equivalents paid on unvested performance shares or units;
  Poor disclosure practices:

- Unclear explanation of how the CEO is involved in the pay setting process;

- Retrospective performance targets and methodology not discussed;

- Methodology for benchmarking practices and/or peer group not disclosed and explained;

  Internal Pay Disparity:

- Excessive differential between CEO total pay and that of next highest paid named executive officer (NEO);

  Options backdating (covered in a separate policy);
  Other excessive compensation payouts or poor pay practices at the company.

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Other Compensation Proposals and Policies

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. Vote AGAINST these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices:

Relative Considerations:

  Assessment of performance metrics relative to business strategy, as discussed and explained in the CD&A;
  Evaluation of peer groups used to set target pay or award opportunities;
  Alignment of company performance and executive pay trends over time (e.g., performance down: pay down);
  Assessment of disparity between total pay of the CEO and other Named Executive Officers (NEOs).

Design Considerations:

  Balance of fixed versus performance-driven pay;
  Assessment of excessive practices with respect to perks, severance packages, supplemental executive pension plans, and burn rates.

Communication Considerations:

  Evaluation of information and board rationale provided in CD&A about how compensation is determined (e.g., why certain elements and pay targets are used, and specific incentive plan goals, especially retrospective goals);
  Assessment of board’s responsiveness to investor input and engagement on compensation issues (e.g., in responding to majority-supported shareholder proposals on executive pay topics).

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
  No discount on the stock price on the date of purchase since there is a company matching contribution. Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

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  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
  Rationale for the re-pricing--was the stock price decline beyond management's control?
  Is this a value-for-value exchange?
  Are surrendered stock options added back to the plan reserve?
  Option vesting--does the new option vest immediately or is there a black-out period?
  Term of the option--the term should remain the same as that of the replaced option;
  Exercise price--should be set at fair market or a premium to market;
  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling on companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

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  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

- Rigorous stock ownership guidelines, or

- A holding period requirement coupled with a significant long-term ownership requirement, or

- A meaningful retention ratio,

  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

Tax Gross-Up Proposals

Generally vote FOR proposals asking companies to adopt a policy of not providing tax gross-up payments to executives, except where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

9. Corporate Social Responsibility (CSR) Issues

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;
  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
  Whether the company's analysis and voting recommendation to shareholders are persuasive;
  What other companies have done in response to the issue addressed in the proposal;
  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
  Whether implementation of the proposal’s request would achieve the proposal’s objectives;
  Whether the subject of the proposal is best left to the discretion of the board;
  Whether the requested information is available to shareholders either from the company or from a publicly available source; and
  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Genetically Modified Ingredients

Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

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Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

  The company's business and the proportion of it affected by the resolution;
  The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and
  Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to regulators) that may outweigh the economic benefits derived from biotechnology.

Pharmaceutical Pricing, Access to Medicines, and Product Reimportation

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company report on their product pricing policies or their access to medicine policies, considering:

  The nature of the company’s business and the potential for reputational and market risk exposure;
  The existing disclosure of relevant policies;
  Deviation from established industry norms;
  The company’s existing, relevant initiatives to provide research and/or products to disadvantaged consumers;
  Whether the proposal focuses on specific products or geographic regions; and
  The potential cost and scope of the requested report.

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Climate Change

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering whether:

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  The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company’s level of disclosure is at least comparable to that of industry peers; and
  There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Lobbying Expenditures/Initiatives

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying initiatives, considering:

  Significant controversies, fines, or litigation surrounding a company’s public policy activities,
  The company’s current level of disclosure on lobbying strategy, and
  The impact that the policy issue may have on the company’s business operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;
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  Whether or not existing relevant policies are consistent with internationally recognized standards;
  Whether company facilities and those of its suppliers are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
  The scope of the request; and
  Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

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Canadian Corporate Governance Policy

2009 Updates

November 25, 2008

Copyright © 2008 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

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RiskMetrics Group Canadian Corporate Governance Policy 2009 Updates

Effective for Meetings on or after Feb. 1, 2009
Updated Nov. 25, 2008

These policy updates present changes and clarifications to RiskMetrics Group’s (“RMG”) Canadian benchmark guidelines for TSX listed companies for 2009. If new issues arise, such as shareholder proposals or regulatory developments, prior to the next formal update, RMG will adopt policies to cover such issues on an as-needed basis.

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BOARD

Corporate Governance Issue:
Director Elections

Director Attendance Policy With Majority Vote Standard

Current Policy Position: RiskMetrics (RMG) generally recommends to WITHHOLD from individual director nominees if:

  The individual director has attended less than 75% of the board and committee meetings held within the past year without a valid reason for his or her absence.

New Policy Position: RMG will generally recommend to WITHHOLD from individual director nominees if:

  The individual director has attended less than 75% of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;
  The individual director has attended less than 75% of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years meeting attendance, and the company has adopted a majority vote standard.

Rationale for Update: Corporate governance best practice supports board structures and processes that promote independent oversight and accountability. Director attendance is a fundamental tenet of board representation of and director accountability to shareholders. However, Canadian institutional investors generally agree that one year of low attendance without a valid explanation is not sufficient reason to require a director’s resignation from the board under a majority vote standard. Therefore RMG will look for a trend of low attendance that indicates an ongoing governance concern before generally withholding from a director for low attendance under a majority vote standard. RMG will maintain its current policy for issuers having a plurality vote standard where the consequences of a withhold vote are solely communicative.

Slate Ballot Cautionary Language
While not a policy update, beginning in 2009, RMG will include cautionary language in its review of director election resolutions if director nominees are bundled as a slate ballot. The cautionary language will indicate that slate director ballots are an unacceptable corporate governance practice and that, after a grace period that will provide boards of directors the opportunity to change this practice in favour of individual director elections, RMG will generally oppose slate elections.

Rationale for Update: Slate ballots are an impediment to shareholder corporate governance and director accountability. Slates serve to insulate corporate directors from shareholder disapproval registered through the proxy vote mechanism. Institutional investors continue to express frustration with the prevalence of slate ballots in the Canadian market, which are still used by roughly 50% of TSX-listed issuers. Approximately 40% of the companies that comprise the S&P/TSX Composite Index, primarily the largest, most successful and governance savvy corporations in Canada, still provide slate ballots for director elections. Absent shareholder pressure to change this unacceptable practice, issuers clearly have little incentive to eliminate slate director elections.

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MERGERS And CORPORATE RESTRUCTURINGS

Corporate Governance Issue:
Income Trust Conversions

Current Policy Position: RMG analyzes Income Trust Conversion proposals under the standard Mergers & Acquisition framework. RMG evaluates mergers and corporate restructurings on a case-by-case basis considering such features as valuation assessment with emphasis on offer premium, strategic rationale, the negotiating process, conflicts of interest, changes in corporate governance and their impact on shareholder rights.

New Policy Position: For an income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), if it chooses to convert into a corporation ahead of 2011, the expiry of the current tax benefit for SIFTs, RMG will recommend as follows:

  Generally AGAINST a trust conversion if the conversion itself will trigger any change-in-control payments or acceleration of options vesting;
  Generally AGAINST a trust conversion if bundled with an equity compensation plan resolution and the equity compensation plan itself does not warrant shareholder support;
  Generally AGAINST an equity compensation plan proposal on the same agenda if the vesting of options is accelerated under the plan in connection with a trust conversion.

Otherwise, recommendations will be on a CASE-BY-CASE basis taking into account the following factors:

1)	Method of Conversion – Exchange Method by way of a statutory plan of arrangement; Distribution Method;
2)	Rationale of Conversion Ahead of Expiry of Tax Benefit – Pursuing growth rate higher than the rate limited by the “normal growth guideline”; enhancing access to capital; overcoming the foreign ownership restriction; timing of the conversion versus availability of unused pool of tax credits (certain tax credits may offset the unused pool); superiority to other strategic alternatives;
3)	Change of Annualized Payout Level – Comparison of 1-year and 3-year annualized distribution yield prior to the conversion and the proposed annualized dividend yield;
4)	Equity Based Compensation Plan – Effect on the old plan (Vote AGAINST if the vesting of options is accelerated ), features of the new plan; whether or not bundled with the conversion as a single agenda item (a bundled agenda might trigger a vote AGAINST its approval);
5)	Change-in-Control – Whether or not the conversion will by be treated as a change-in-control event (vote AGAINST if the conversion by itself will trigger change-in-control payment); note both 4) and 5) are related to conflicts of interest;
6)	Cost of Implementing the Conversion – Legal fees, investment bank fees, etc., if disclosed;
7)	Market Reaction – Historical market performance dating back to October 30, 2006, the day before the announcement of changing tax rules; market response to the conversion announcement;
8)	Corporate Governance – Examine the relative strength of the company's corporate governance going forward (from two-tier board structure to one-tier board; equity capital from unit plus exchangeable shares to common shares);
9)	Dissent Rights – Whether or not unit holders are specifically granted dissent rights for the conversion.

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Rationale for Update: This policy will codify the criteria examined by RMG in conjunction with a Trust Conversion resolution. The criteria as set out here were developed based on the principle that early Trust conversion to a corporate structure results in a loss of the tax benefit for SIFTs, and therefore must be justified on the basis of the trade-off between cost and benefit of the conversion. In addition, it is unacceptable from a corporate governance perspective for a Trust conversion to be treated as a change in control and trigger change in control payments. The successive equity compensation plan for the corporation should be considered and voted on its own merits and should not be bundled with a trust conversion resolution.

1. Income Trust Overview

An income trust, or in a broader sense, a Specified Investment Flow-Through Trust (SIFT), is an exchange traded equity-type investment that is similar to common stock. By owning securities or assets of an underlying business (or businesses), an income trust is structured to distribute cash flows from those businesses to unit holders in a tax efficient manner. That is, by maintaining a certain distribution ratio, a trust will pay little to no corporate income tax. Because of the focus on distributions, income trusts are usually based on mature businesses with steady cash flows.

As of December 31, 2006, 16% by number and 9% by market cap of the TSX listed issuers were structured as income trusts, representing 253 real estate, oil and gas, telecommunications, industrial, food processing and manufacturing business.

Currently, there are roughly 197 income trusts remaining (171 excluding REITs). The main reason for the decline is the change of tax law (see the following section), which has caused certain trusts to convert back into corporations, to merge with another trust or corporation, or to be taken private.

2. SIFT Rules

On October 31, 2006 the Canadian federal government announced a new tax regime for specified investment flow-through trusts (SIFTs) under which certain amounts distributed by SIFTs will be subject to tax at corporate income tax rates. SIFT trusts will not be able to deduct distributions for tax purposes, and distributions will be treated as dividends to unit holders. The new tax is deferred until 2011 for SIFTs that were publicly traded on October 31, 2006 subject to "normal growth guidelines" which permit SIFTs to grow their equity capital through new equity issuances by the greater of $50 million and a "safe harbour" amount of up to 100% of the SIFT's market cap as of October 31, 2006 over the four year transition period, without triggering the new tax treatment.

As a result of the new tax treatment it was expected that SIFTs would want to convert into corporations prior to 2011. On July 14, 2008, the government released the long-awaited draft amendments (the “Conversion Amendments”) to the Income Tax Act (Canada), allowing the conversion of certain income trusts into corporations on a tax-deferred basis. The Conversion Amendments apply to conversions which occur after July 14, 2008 and before 2013, and are applicable to SIFT trusts, SIFT partnerships or REITs that are in existence at any time between the period of October 31, 2006 and July 14, 2008 (a “Qualifying SIFT”). The Conversion Amendments were necessary to facilitate conversions prior to 2011 without unit holders or SIFTs having adverse tax implications.

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COMPENSATION

Corporate Governance Issue:
Advisory Vote Shareholder Proposals

Current Policy Position: RMG adopted a CASE-BY-CASE approach to recommendations on shareholder proposals requesting shareholder ratification of executive compensation, taking into consideration the following:

  The following RMG global principles framework for compensation arrangements;
  The company’s current compensation practices and disclosure, as well as the continued evolution of best practice in Canada;
  The wording and intent of the shareholder proposal.

New Policy Position: RMG will generally recommend a vote FOR shareholder proposals requesting the adoption of an advisory shareholder vote to ratify the report of the compensation committee, taking into consideration the following:

  The wording of the shareholder proposal;
  The timing for adoption;
  The current regulatory requirements for disclosure and best practice recommendations.

RMG supports non-binding shareholder advisory votes on pay in principle and views a shareholder advisory vote on compensation as the superior method for shareholders to register approval or disapproval of compensation arrangements.

RMG will generally recommend a vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

RMG’s global teams have formulated a set of guiding global principles for executive compensation that would serve as a framework for assessing compensation plans in response to advisory vote management proposals. The following five global principles underlie market-specific policies in all markets:

1.	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

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4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Rationale for Update: New Form 51-102F6 Statement of Executive Compensation disclosure requirements will come into force for all TSX issuers having a year end of December 31, 2008 or later. The new disclosure is expected to provide investors with the ability to evaluate the detailed provisions of a company’s compensation arrangements and all material compensation amounts paid to management and directors, thus providing investors with the ability to make a fully informed advisory vote on the company’s compensation regime.

Fifty-eight percent of Canadian institutional investors canvassed during RMG’s 2008 policy outreach process support advisory shareholder ratification of the report of the compensation committee. Another twelve percent of all respondents indicated support for a binding shareholder vote on compensation.

Based on the experience of other global markets where advisory votes are permitted, the feedback supports that advisory votes serve as a catalyst for dialogue between investors and public issuers on questionable or contentious compensation practices and can lead to a higher level of board accountability, a stronger link between pay and performance, significantly improved disclosure, and in some cases a noticed deceleration in the rate of increase in executive compensation overall.

Corporate Governance Issue:
Poor Pay Practices

Current Policy Position: In the absence of detailed and consistent disclosure of several elements of executive compensation practices in Canada, RMG has no defined policy on poor pay practices.

New Policy Position: The following will be applied at all S&P/TSX Composite Index Companies

RMG will generally recommend WITHHOLD votes from compensation committee members if the company has poor compensation practices. RMG will generally recommend a WITHHOLD on the entire slate if individual director elections are not permitted and the company has demonstrated poor compensation practices. Generally RMG will recommend a vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices that may warrant a vote against or withholding votes:

  Egregious employment contracts:

o Contracts containing multi-year guarantees for salary increases, bonuses and equity compensation;

  Excessive perks:
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o Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

o Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

  Payment of dividends on performance awards:

o Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

  Egregious pension/SERP (supplemental executive retirement plan) payouts:

o Inclusion of performance-based equity awards in the pension calculation;

o Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;

o Addition of extra years service credited without compelling rationale;

o No absolute limit on SERP annual pension benefits (any limit should ideally be expressed in $ terms);

o No reduction in benefits on a pro-rate basis in the case of early retirement

  New CEO with overly generous new hire package:

o Excessive “make whole” provisions;

o Any of the poor pay practices listed in this policy;

  Excessive severance and/or change-in-control provisions:

o Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

o Severance paid for a “performance termination” (i.e. due to the executive’s failure to perform job functions at the appropriate level);

o Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

o New or materially amended employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package;

o Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

  Poor disclosure practices:

o Generally omission of information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

  Internal Pay Disparity:

o Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO)

  Employee Loans:

o Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

  Options Backdating;
  Other excessive compensation payouts or poor pay practices at the company.

Rational for Update: Disclosure improvements for Canadian equity based compensation arrangements required for TSX issuers with year-ends December 31, 2008 and later, and are expected to provide substantially improved disclosure based closely on similar requirements for U.S. public corporations. Shareholders are not generally permitted to vote on provisions such as change-in-control provisions or the ability of an issuer to extend loans to employees to exercise stock options, for example, when reviewing equity based compensation plan proposals. Nor do shareholders in Canada have the ability to approve employment agreements, severance agreements, or pensions, however, these types of provisions, agreements, and contractual obligations continue to raise shareholder concerns. Therefore, RMG will review disclosure related to the various components of executive compensation at the largest most widely held Canadian companies that make up the S&P/TSX Composite Index and may recommend withholding from the compensation committee or against an equity plan proposal if compensation practices are unacceptable from a corporate governance perspective.

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Corporate Governance Issue:
Redefining Pay-for-Performance Policy Performance Test

Current Policy Position: RMG generally recommends to vote Against proposals to approve or increase the number of shares reserved for an equity-based compensation plan if:

  The company has sustained negative one and three-year total shareholder returns (TSR); and
  The CEO’s Total Direct Compensation1 (TDC) has increased in the most recent fiscal year and at least half the increase was the result of share-based compensation.

RMG has adopted a Pay-for-Performance over-ride policy for all companies in the S&P/TSX Composite Index seeking shareholder approval for an equity-based compensation plan proposal. This over-ride will be an addition to employing the RMG binomial compensation model to determine shareholder value transfer (SVT) cost, and other policy over-rides relating to director limits, re-pricing, and plan amendment provisions.

Poor company performance compounded by an increase in executive compensation signals a pay for failure and poor administration of the plan, therefore we will generally recommend a vote Against the plan irrespective of the plan’s cost.

New Policy Position: The updated policy will now apply to all AGMs of companies in the S&P/TSX Composite Index.

RMG will recommend to vote AGAINST plans and/or to WITHHOLD votes from the Compensation Committee members if:

  There is a pay for performance disconnect between the CEO’s pay and company’s stock performance;
  The main source of the pay increase (over half) is equity-based; and
  The CEO is a participant of the equity proposal.

A pay for performance disconnect is defined as an increase in CEO’s total compensation and the company’s one-year and three-year total shareholder returns are in the bottom half (50%) of its industry group (i.e., four-digit GICS - Global Industry Classification Group). CEO total compensation is defined as the sum of base salary, short-term (annual) and long-term non-equity incentives, grant date fair value of stock awards and options, target value of performance shares/units, and all other compensation.

The pay for performance policy first identifies companies that are in the bottom half of each four-digit GICS coupled with an increase in total direct compensation for the CEO. Our analysis further examines the

1 Total Direct Compensation is defined as the sum of annualized base salary, cash bonus, other annual compensation, all other cash compensation, present value of stock options (Black-Scholes Formula), face value of restricted stock and face value of actual long-term incentive plan payouts as disclosed in the proxy circular.

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Compensation Discussion & Analysis (“CD&A”) to understand the source of increase. Is the increase attributed to performance-based compensation such as performance-based stock awards with pre-established performance measures or time-based restricted stock? The CD&A should provide enlightening and meaningful disclosure with respect to the committee decisions on executive pay and the underlying rationale for increases in pay despite poor stock performance. Newly appointed CEOs that have not been with the company for the past two complete fiscal years are exempted from the policy.

Rationale for Update: The financial crisis has adversely impacted companies across all industries and the overall stock market has been badly affected. The move to a relative approach would identify the worst performers within an industry. In a bull market environment, a relative performance test may not absolve mediocre or flat performance if a company is caught in the bottom half of an industry group. RiskMetrics clients have indicated a preference for a relative performance comparison as the first step in applying the Pay for Performance Policy.

The policy update is being applied to all companies in the S&P/TSX Composite Index whether or not they have an equity compensation plan proposal on the meeting agenda. The other significant update is that the definition of CEO Total Compensation has been amended to reflect the new disclosure required under revised Form 51-102F6 Statement of Executive Compensation.

Corporate Governance Issue:
Supplemental Employee Retirement Plan (SERP) Shareholder Proposals

Current Policy Position: No current policy for SERP shareholder proposals.

New Policy Position: RiskMetrics will generally recommend a vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following poor pay practices:

  Inclusion of equity-based compensation in the pension calculation;
  Inclusion of target (unearned) or excessive bonus amounts in the pension calculation;
  Addition of extra years service credited in other than exceptional circumstances and without compelling rationale;
  No absolute limit on SERP annual pension benefits (ideally expressed in $ terms);
  No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk”, as well as whether bonus payouts can exceed 100% of base salary.

Rational for Update: The inclusion of bonus and unlimited incentive compensation amounts along with base salary as the basis for calculating supplemental pension benefits is generally viewed as unacceptable market practice. Proposals that aim to limit excessive pension payments for executives are laudable. The inclusion of variable compensation or other enhancements under SERP provisions can significantly drive up the cost of such plans, a cost that is absorbed by the company and its shareholders.

However, we appreciate the need for Canadian companies to attract and retain key executives in an increasingly competitive global economy and believe that a broader review of total compensation and performance are necessary in evaluating any compensation related proposal. Investor pressure to structure executive compensation so that the majority is “at risk” has driven down base salary and therefore it may be

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reasonable to include short term cash bonus amounts in the bonus calculation. Therefore, RMG will assess limits imposed on extra service credits and the overall mix of guaranteed (salary) and at risk (performance driven incentive compensation) executive compensation, as well as the size of potential cash bonus amounts, when determining vote recommendations on SERP shareholder proposals asking for elimination of these elements in SERP calculations. Given the conservative general market practice in this regard, support for such proposals should be limited to those companies that exceed standard market practice thus qualifying as poor pay practices as outlined above.

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International Corporate Governance Policy

2009 Updates

November 25, 2008

Copyright © 2008 by RiskMetrics Group.
All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

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RiskMetrics International Corporate Governance Policy 2009 Updates

Effective for Meetings on or after Feb. 1, 2009
Updated Nov. 25, 2008

These policy updates present changes and clarifications to RiskMetrics Group’s (“RMG”) International benchmark guidelines for 2009. If new issues arise, such as shareholder proposals or regulatory developments, prior to the next formal update, RMG will adopt policies to cover such issues on an as-needed basis.

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BOARD

Corporate Governance Issue:
RiskMetrics Classification of Directors (International Policy)

Current Policy Position: The RMG Director Classification Criteria for 2009 remain unchanged from 2008. They are included here for reference.

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RiskMetrics Classification of Directors – International Policy 2009

Executive Director
• Employee or executive of the company;
• Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED) • Any director who is attested by the board to be a non-independent NED;
• Any director specifically designated as a representative of a significant shareholder of the company; • Any director who is also an employee or executive of a significant shareholder of the company;

• Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

• Government representative;

• Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

• Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test[3]);

• Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
• Relative[1] of a current employee of the company or its affiliates;
• Relative[1] of a former executive of the company or its affiliates;
• A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
• Founder/co-founder/member of founding family but not currently an employee;
• Former executive (5 year cooling off period);
• Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.[4]
Independent NED • No material[5] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative • Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Footnotes:
[1] “Relative” follows the U.S. SEC’s definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[3] If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient’s gross revenues (the recipient is the party receiving the financial proceeds from the transaction).

[4] For example, in continental Europe, directors with a tenure exceeding 12 years will be considered non-independent. In the United Kingdom and Ireland, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure.

[5] For purposes of ISS' director independence classification, “material” will be defined as a standard of relationship financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Corporate Governance Issue:
Discharge of Directors (Europe)

Current Policy Position: Currently, RMG recommends a vote for the discharge of board and management, unless:

There are serious questions about actions of the board or management for the year in question; or

Legal action is being taken against the board by other shareholders.

In addition, RMG generally recommends a vote against proposals to remove approval of discharge of board and management from the agenda.

New Policy Position: RMG will generally recommend voting for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted on a case-by-case basis by:

  A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
  Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
  Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

RiskMetrics will make a proactive effort in communicating and explaining the implications of this policy to companies.

Rationale for Update: Having noted a paradigm change in shareholder behavior to exercise their rights, RiskMetrics acknowledges the fact that shareholders have increasingly noticed the value of discharge resolutions in terms of corporate governance. Next to director elections, dismissal of board members and remuneration packages, the discharge resolution is one of the most prominent, but still undervalued expressions of shareholder content/discontent. This policy aims to adjust the awareness for this important shareholder right.

Corporate Governance Issue:
Contested Director Elections (International)

Current Policy Position: Currently, RMG generally recommends a vote against shareholder nominees, unless they demonstrate a clear ability to contribute positively to board deliberations.

For shareholder nominees, RMG places the persuasive burden on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management's nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

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New Policy Position: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, RMG will make its recommendation on a case-by-case basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

  Company performance relative to its peers;
  Strategy of the incumbents versus the dissidents;
  Independence of directors/nominees;
  Experience and skills of board candidates;
  Governance profile of the company;
  Evidence of management entrenchment;
  Responsiveness to shareholders;
  Whether a takeover offer has been rebuffed;
  Whether minority or majority representation is being sought.

When analyzing a contested election of directors, RMG will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

This policy applies to core and non-core companies.

Rationale for Update: Once fairly infrequent, contested elections, sometimes called proxy contests, have become increasingly common in recent years as large shareholders, frustrated by poor returns and unresponsive boards, have sought to challenge the status quo. Even when dissidents do not achieve board seats, studies indicate that at least some of their objectives are often achieved because the response to a proxy contest, or one that was narrowly averted, usually includes new strategic initiatives, a restructuring program, governance changes, or selected management changes. Based on these considerations, the proposed policy provides a framework for the analysis of contested elections, with the goal of increasing long-term value for shareholders.

Corporate Governance Issue:
Election of Former CEO as Chairman of the Board (Europe)

Current Policy Position: RMG does not currently have a policy on this issue, beyond the requirement in some markets that at least half the board be composed of independent non-executive directors.

New Policy Position: RMG will generally recommend a vote against the election or re-election of a former CEO as Chairman to the supervisory board or board of directors at core companies in Germany, the U.K. and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chairman, RMG will generally recommend a vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

  There are compelling reasons that justify the election or re-election of a former CEO as chairman; or

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  The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or
  The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or
  The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Rationale for Update: This new policy is intended to reflect local best practice requirements as well as the position of our institutional investor clients throughout Europe. In Germany, the U.K. and the Netherlands, local best practice codes recommend that a CEO should not go on to become chairman of the supervisory board or board of directors of the same company. Therefore, the new policy supports good corporate governance practices through independent oversight of the board.

Corporate Governance Issue:
Board Independence (Denmark, Norway, Belgium, Ireland)

Current Policy Position: For the markets of Germany, France, Switzerland, and the Netherlands, RMG recommends AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50 percent independent (as defined by RMG director categorization guidelines). If a nominee cannot be categorized, RMG assumes that person is non-independent and includes that nominee in the calculation. The policy applies to core companies in these four markets. For the markets of Finland, Sweden, Belgium, Ireland, and Luxembourg, RMG applies the same policy to recommend AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index (policy created 2006, German policy modified 2008). In Spain, RMG recommends voting against non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third (33 percent) independent (policy created 2008).

Carve-outs: For all markets, if a company is family-controlled or has a majority shareholder, RMG applies an independence rule that is proportionate to the economic interest of the controlling family or majority shareholder. NOTE: Controlled-company is defined based on economic interest and not voting power (policy created 2006).

For the larger German companies where the board must consist of labor representatives by law, RMG requires that one-third of the total board be independent (policy created 2006, modified in 2008).

In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, RMG applies Criterion (1) above, PLUS require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors (policy created/specified/clarified in 2007).

RMG communicates to the markets in question well ahead of proxy season that no alerts will be sent even if the company provides further background information on the nominees after the RMG analysis is sent out.

For the European core companies not covered by this policy, language is included in RMG analyses indicating the preference for a board that is at least 50 percent independent.

[Editorial Note: The existing policy above and the proposed policy below are a synthesis of the main RMG policy and all of the relevant carve-outs introduced until 2008. The new policy below reflects existing board independence policies, in addition to the proposed new policies for Denmark, Norway, Belgium, and Ireland.]

New Policy Position: For the markets of Belgium, Germany, France, Switzerland, and the Netherlands, RMG will recommend AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50 percent independent (as defined by RMG’s director categorization guidelines). If a nominee cannot be categorized, RiskMetrics will assume that person is non-independent and include that nominee in the calculation. The policy will apply to core companies in these five markets.

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For the markets of Denmark, Norway, Finland, Sweden, Luxembourg, RiskMetrics will apply the same policy to recommend AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.

In Ireland, RMG will apply the same policy to recommend AGAINST non-independent directors if there is not majority independence, but only for those companies that are constituents of ISE 20.

In Spain, RiskMetrics will recommend voting against non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third (33 percent) independent.

Carve-outs: For all markets, if a company is family-controlled or has a majority shareholder, RMG will apply an independence rule that is proportionate to the economic interest of the controlling family or majority shareholder. NOTE: Controlled-company is defined based on economic interest and not voting power.

For the larger German companies where the board must consist of labor representatives by law, RMG will require that one-third of the total board be independent.

For Norwegian and Swedish MSCI EAFE companies, the above policy will apply to shareholder elected board members. In addition, RMG will require that one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

In Ireland, for companies below the ISE 20, companies will be required to have at least two independent NEDs on the board, as required by the Combined Code of Corporate Governance, as applied in Ireland. In instances where this is not the case, RMG will consider voting against the non-independent members of the board.

RMG will communicate to the markets in question well ahead of proxy season that no alerts will be sent even if the company provides further background information on the nominees after the RMG analysis has been sent out.

For the European core companies not covered by this policy, language will be included in RMG analyses indicating the preference for a that is at least 50 percent independent.

Rationale for Update: The new policy is intended to increase RMG’s requirements for board independence in Denmark, Norway, Belgium, and Ireland, inline with RMG board independence requirements for a number of other European markets.

Regarding the changes concerning Norway and Denmark, the same policy is already applied in France,

Switzerland, the Netherlands, Finland, Sweden, Belgium, Ireland, Luxembourg, and Germany. We consider the two markets to have sufficient provisions in their Corporate Governance Codes, and sufficient disclosure, to warrant their inclusion in the existing policy.

Regarding the changes concerning Belgium, the policy is already applied in France, Switzerland, the Netherlands, and Germany. We consider the market to have sufficient provisions in its Corporate Governance Code, and sufficient disclosure, to warrant its inclusion in the existing policy. The proposed policy is also intended to be more consistent with RMG policy for EAFE and Bel20 index companies. A majority of core companies already has board independence of at least 50 percent. Moreover, as this policy already applies in the Netherlands, the broadened policy will harmonize policies within the Benelux area.

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Corporate Governance Issue:
Names of Director Nominees Not Disclosed (Latin America, Turkey, Indonesia)

Current Policy Position: For Latin American markets, Turkey, and Indonesia, RiskMetrics does not currently recommend against the election or reelection of board members, when the names of the nominees are not disclosed in advance of the meeting.

New Policy Position: For Latin American markets, Turkey, and Indonesia – for companies that are part of each respective market’s main blue chip (large cap) index – RMG will recommend a vote AGAINST the election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting.

Rationale for Update: RiskMetrics clients holding securities in these countries often mistakenly believe that they are able to direct votes to individual director nominees (often times the independent nominees). However, in reality, when the names of nominees are not disclosed in advance of the meeting, and when director elections are bundled as a single voting item, foreign shareholders voting by proxy typically only have an all-or-nothing choice: vote against the director elections, or vote for, thus supporting all nominees regardless of their identity and level of independence.

In order to avoid “penalizing the market,” i.e. to avoid vote recommendations against 100 percent of director elections, the policy will initially be targeted at companies that are part of each respective market’s main blue chip index. Membership in a blue chip index is easy to identify consistently across all markets. Such large cap companies are also more likely to have foreign institutional shareholders. As a result, they should be held to a higher standard of disclosure.

Corporate Governance Issue:
Names of Director Nominees Not Disclosed (Russia)

Current Policy Position: Currently, for Russia, RMG recommends a vote FOR proposals to elect directors, even when the names of the nominees have not been disclosed.

New Policy Position: For Russia, RMG will recommend a vote AGAINST proposals to elect directors, if the names of the nominees have not been disclosed in a timely manner in advance of the meeting. This policy will apply to all companies in Russia.

Rationale for Update: RMG considers voting on director elections to be one of the most important decisions made by shareholders. Public disclosure of the names of board nominees has become quite prevalent in Russia in recent years, as companies tend to use the Internet as a tool to publish meeting materials, in addition to traditional channels. Usually, companies compile lists of nominees weeks or even months prior to the general meeting. Based on these considerations, there is no reason for shareholders to accept non-disclosure of nominee names at any Russian company.

Corporate Governance Issue:
Names of Director Nominees Not Disclosed (Taiwan)

Current Policy Position: Currently, for Taiwan, RMG recommends voting for proposals to elect directors even when the names/IDs of the nominees have not been disclosed. This appears as a bundled item (one resolution only), “Elect Directors,” both in the company’s agenda and in the RMG analysis.

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New Policy Position: For Taiwan, RMG will recommend a vote AGAINST the election of directors if the names of the nominees, or director/shareholder ID numbers which can substitute for nominee names, have not been disclosed in a timely manner in advance of the meeting. This policy will apply to all companies in Taiwan.

Rationale for Update: RMG considers voting on director elections to be one of the most important decisions made by shareholders. While disclosure of the names and IDs of board nominees in Taiwan is still generally below par, obtaining such information – while still difficult – is not impossible. Currently, shareholders are able to get nominee names/IDs for some of the core companies and non-core companies. Based on these considerations, there is no reason for shareholders to accept non-disclosure of nominee names at any Taiwanese company.

Corporate Governance Issue:
Election of Corporate Assembly or Committee of Representatives (Denmark, Norway)

Current Policy Position: Currently, RMG requires that the names of all nominees be disclosed. If the names are not available at the time the RMG analysis is published, RMG will recommend a vote against the board.

New Policy Position: In Norwegian and Danish companies where shareholders are not given a vote on elections to the supervisory board, RiskMetrics will evaluate the board in the same manner as existing policy, but signal our director independence policy to the Nominating Committee that elects the board, e.g. the Corporate Assembly (Bedriftsforsamling) or Committee of Representatives (Forstanderskap or Repræsentantskab).

Thus, if at least 50 percent of the board is not independent (as defined by RMG director classification criteria), RMG will recommend a vote against the reelection of members to the committee that elects shareholder representatives to the board. If the election of the committee is bundled, RMG will recommend a vote against the entire slate if not at least 50 percent of the board is independent. If a member of the board of directors cannot be categorized, we will assume that person is non-independent and include the nominee in calculating the level of independence. Also, RMG will similarly vote against if less than one-third of the board including labor representatives is not independent. RMG will apply this policy for those companies that are part of the MSCI EAFE index.

Rationale for Update: The proposed policy is designed to require majority independent boards in Danish and Norwegian companies that are part of the MSCI EAFE index. The proposed addendum will ensure that the policy is applied to all companies in the index, not just the ones where shareholders directly elect the board at general meetings.

Corporate Governance Issue:
Overboarding of Directors (France)

Current Policy Position: Currently, RMG does not recommend a vote against directors serving on an excessive number of boards in the French market. In continental Europe, RMG already applies an overboarding policy in the German market. For Germany, RMG will recommend a vote against supervisory board nominees if they hold more than a total of five supervisory board or foreign board of directors seats and serve in an executive role (i.e., on a management board) at another company.

New Policy Position: For the French market, RMG will recommend a vote AGAINST any nominee if:

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  The nominee is a non-executive corporate officer and holds more than five directorship positions in listed companies outside the group, i.e. a total of six directorships; or
  The nominee is an executive corporate officer and holds more than three directorships in listed companies outside the group, i.e. a total of four directorships.

This new policy will apply only for the core companies.

Rationale for Update: The new policy is intended to capture the practice of overboarding (director serving on too many boards) in the French market. The concept that directors should not serve on an excessive number of boards has gained more support as a legitimate governance concern, in France and in Europe at large. In fact, a common view among investors is that a director will not be an effective monitor on any board if he serves on numerous boards. Finally, the proposed policy reflects emerging best practices in France, including the recommendations of the AFG.

Corporate Governance Issue:
Director Terms (France)

Current Policy Position: Currently, RMG recommends a vote against the election of any director who will serve for a term exceeding four years.

New Policy Position: RMG will generally recommend a vote against the election of any director who will serve for a term exceeding four years. However, in determining vote recommendations on the (re-) election of directors, RMG will evaluate a director’s term exceeding four years (except for the CEO) on a case-by-case basis, taking into account the following factors:

  Composition of the board and its committees (e.g. independence as defined by RMG criteria);
  Board functioning (attendance, evaluation);
  Company disclosure on internal rules and/or a resignation schedule to organize staggered (re)elections of the board members in order to avoid too many reappointments coming up for simultaneous review; and
  The company’s overall governance practices.

Rationale for Update: The new policy introduces additional factors for evaluating the election of directors whose proposed term would exceed four years. The new policy is designed to ensure that a director’s term exceeding four years is not the sole reason to recommend a vote against his election or re-election. Finally, the new policy provides a safe harbor for the CEO, to match a similar safe harbor in RMG’s board independence policy.

Corporate Governance Issue:
Former Audit Partners on Audit Committees (Hong Kong, Singapore)

Current Policy Position: Under current policy, for both Hong Kong and Singapore, RMG recommends against the election or re-election of a director, where he or she is non-independent due to being a former partner of the company's auditor, and is on the audit committee of the company. RMG does not currently apply a cooling off period for former audit partners.

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New Policy Position: Where independent directors represent at least one-third of the board, RMG will recommend a vote for the election of a board-nominated candidate, unless he or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company.

And, where independent directors represent less than one-third of the board, RMG will generally recommend against the election of a nominee if he or she has been a partner of the company’s auditor within the last three years, and is on the audit committee of the company.

Rationale for Update: This policy revision introduces a cooling off period to the analysis of former audit form partners sitting on a company’s audit committee. It facilitates flexibility when classifying directors, and recognizes that there may be a sufficient period of time between leaving an audit firm and joining a company’s board. This policy was revised following comments from and consultation with institutional investors in the two markets.

Corporate Governance Issue:
Executives on Nominating Committee (Malaysia)

Current Policy Position: Currently, for Malaysia, RMG recommends a vote AGAINST the election of a management nominee, if the nominee is an executive director and is a member of the audit or remuneration committees.

New Policy Position: For Malaysia, RMG will recommend a vote AGAINST the election of a management nominee, if the nominee is an executive director and is a member of the audit, remuneration, or nomination committees.

Rationale for Update: The updated policy highlights the importance of having an independent nomination committee and as such, this committee should be composed of non-executive directors. The new policy is intended to align itself with the best practice code in Malaysia and similar existing international policies.

Corporate Governance Issue:
Compensation Committee Independence (Israel)

Current Policy Position: Under current policy, RMG recommends a vote against affiliated or inside directors on the Audit Committee, as Israel has strict standards on this issue. However, RMG does not otherwise apply international guidelines.

New Policy Position: For Israeli companies that are listed on a United States exchange and thus annually file Form 20-F, RMG will recommend AGAINST the election of non-independent directors who sit on a company’s compensation committee. In addition, in the event that the board lacks a compensation committee, RMG will vote AGAINST non-independent directors serving on the board.

Rationale for Update: A majority (67 percent) of core companies analyzed by RMG for Israel regularly file Forms 20-F and 6-K in the United States. Therefore, disclosure is usually extensive, and covers board independence and key committee composition. Furthermore, disclosure is comprehensive regarding compensation and sufficient data exists to run RMG’s US compensation model. The new policy will hold 20-F filers to the standards established in RMG’s standard international policy. These standards include the establishment of an independent compensation committee.

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Corporate Governance Issue:
Director Attendance (Korea)

Current Policy Position: Under current policy, RMG recommends that shareholders vote AGAINST the election of any outside directors who have attended less than 75 percent of board meetings. Currently this policy applies only to core companies in Korea.

New Policy Position: RMG will recommend a vote AGAINST the re-election of any outside directors who have attended less than 75 percent of board meetings. This policy applies to all companies in Korea.

Rationale for Update: Based on improved disclosure by companies and improved practices, this updated policy will require that all outside directors attend at least 75 percent of board meetings in any given fiscal year for all Korean companies. This is also in line with best practice recommendations that directors attend all board meetings.

COMPENSATION

Corporate Governance Issue:
European Compensation Guidelines (Europe)

Current Policy Position: Currently, RMG generally recommends voting against a company's remuneration policy when:

  The potential dilution from equity-based compensation plans exceeds RMG guidelines;
  Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods;
  The remuneration report was not made available to shareholders in a timely manner;
  Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

New Policy Position: The assessment of compensation should strictly follow the RMG Global Principles on Executive Compensation, which are detailed below. These principles are supported by recommended guidelines published by the EU Commission.

RMG may recommend a vote against compensation-related resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

(A) The RMG Global Principles on Executive Compensation underlie market-specific policies in all markets:

1.  Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value.

2.  Avoid arrangements that risk “pay for failure”.

3.  Maintain an independent and effective compensation committee.

4.  Provide shareholders with clear, comprehensive compensation disclosures.

5.  Avoid inappropriate pay to non-executive directors.

In applying the Five Global Principles, RMG has formulated European Compensation Guidelines which take into account local market practices. The Guidelines provide a clear framework of compensation best practices in keeping with fast-evolving European market-specific best practice recommendations for policies and packages that are becoming more innovative and robust.

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(B) Implementation of guidelines for European markets say-on-pay proposals:

RMG will evaluate management proposals seeking ratification of a European company’s compensation policy on a case-by-case basis.

In support of the new EU recommended guidelines, RMG believes that seeking annual shareholder approval for a company's compensation policy is a positive corporate governance provision.

RMG will generally recommend a vote against a company's compensation related proposal due to one or a combination of several of the following factors:

  The proposed compensation policy/report was not made available to shareholders in a timely manner;
  The level of disclosure of the proposed compensation policy is below what local market best practice standards dictate;
  Concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy such as pensions, severance terms, and discretionary payments;
  Concerns exist surrounding the company’s long-term incentive plan(s), including but not limited to, dilution, vesting period, and performance conditions:

o    The potential dilution from equity-based compensation plans exceeds RMG guidelines (the dilution must not exceed 5% for mature companies or 10% for growth companies);

o         Any short or long term compensation plan do not include a maximum award limit. For example, in the Netherlands and the UK, we expect plans to include individual award limit;

o       There is not a clear link between the a company’s performance and share awards;

o       Long Term Share Plans do not include sufficiently challenging performance criteria and vesting periods (a minimum three-year vesting period).

Performance standards must be quantifiable and fully disclosed, with relative performance measures being preferred. However companies may choose targets other than relative financial measures provided that those measures are relevant to their business and an explanation is provided.

o        Share Option Plans or Share Plans do not contain acceptable vesting periods (a minimum three-year vesting period) or provide insufficient disclosure of:

-  the exercise/strike price (options);

-  discount on grant (outside of market practice);

-  performance criteria;

o      Related-party transactions with a current company executive regarding post-mandate exercise of share-based plans (or an auditor’s report including such a transaction) if the transaction implies an adverse impact on shareholders’ interests or is not in line with good market practices;

  Severance payments in excess of 24 months pay;
  Severance payments should not exceed 12 months of fixed pay (UK);
  Severance pay should not exceed one year’s fixed salary or two years if the executive is dismissed during his first term of office (NL);
  Provision of stock option grants, or similarly structured equity-based compensation, to non-executive directors;

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The policy or plan is in breach of any other supplemental market specific RMG voting policies. The above applies as supported by local market best practice standards and practices and in markets which operate a ‘comply or explain’ regime, if no compelling reason/justification has been provided.

Rationale for Update: In May 2003, the European Commission adopted a Communication on “Modernizing Company Law and enhancing Corporate Governance in the European Union – A plan to move forward.” Amongst a range of proposals discussed to strengthen shareholders' rights and modernize the board of directors, the directive provides for an initiative aimed at encouraging an appropriate regulatory regime for directors' remuneration in the member states. The proposed policy is designed to take into account this EC directive, as well as recent developments in disclosure and structuring of compensation plans.

Corporate Governance Issue:
Severance Payments (France)

Current Policy Position: RMG currently recommends a vote against a remuneration agreement, if the auditors’ report contains an agreement between an executive director and the company relating to a severance payment, which represents more than twice the last year’s total remuneration (fixed and variable part).

New Policy Position: RMG will recommend a vote against a remuneration agreement, if the auditors’ report contains agreements between an executive director and the company relating to a severance payment and/or non-compete agreement representing more than twice the total remuneration over the last fiscal year (fixed and variable part, and including the amount of severance payment that may be provided for under a collective bargaining agreement).

Rationale for Update: The new policy is intended to take into account the amount of severance pay that may be granted pursuant to a collective bargaining agreement, as this can substantially increase the total amount of severance pay granted to a corporate officer.

Corporate Governance Issue:
Stock Option Plans – Adjustment for Dividends (Nordic Markets)

Current Policy Position: Currently, RMG applies a relevant policy for Finland only. RMG recommends AGAINST new stock option plans if they contain a provision to adjusting the strike price for ordinary dividends, or amendments to introduce the provision in question into already existing stock option plans if regular dividends are also covered. RMG makes an exception if a company proposes to reduce the strike price by the amount of future special dividends only. RMG recommends a vote FOR proposals or plan provisions that provide for proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend. Such adjustments would preserve the economic and incentive value of the outstanding awards. In addition, the standard International policy applies. This includes requirements for sufficient disclosure, reasonable dilution, sufficient vesting period, and granting options at market price.

New Policy Position: RMG will recommend a vote AGAINST stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

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  Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;
  Having significantly higher expected dividends than actual historical dividends;
  Favorably adjusting the terms of existing options plans without valid reason;
  Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. RiskMetrics will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

In addition, for all option plans, RMG will generally recommend voting AGAINST if the potential increase of share capital amounts to more than five percent for mature companies or ten percent for growth companies. We also generally require that options may not be exercised below the market price of the share at the date of grant and that employee options lapse if employment is terminated.

Rationale for Update: In order to align executive incentive plans with total shareholder return (share price and dividends), companies will often include expected dividend yield when assigning the number of options awarded under the plan. This is common in many markets, including the US. In Nordic markets, because ordinary dividends are annual, vary from year to year, and result in a direct adjustment of the share price, it is often common to adjust the strike price of the stock options by the dividend paid to shareholders. If a company does both, the link between TSR and executive awards is reduced, as the executive will gain disproportionately to the value created for shareholders. Other adjustments may include reducing the strike price without reason, increasing the number of options awarded, or replacing underwater options with new options.

Corporate Governance Issue:
Equity Plans – Compensation Committee Independence (Italy)

Current Policy Position: Under current policy, RMG recommends a vote for an equity-based compensation plan, provided that the following conditions are met:

The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”).

The options for management are granted without a discount.

New Policy Position: RMG will recommend a vote for an equity-based compensation plan, provided that the following conditions are met:

  The shares reserved for all share plans may not exceed 5 percent of a company's issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);
  The options for management are granted without a discount;
  An executive director is part of the remuneration committee; or
  The company has no remuneration committee and has executive members within the board.

RMG may apply a carve-out in the case of particularly well designed plans.

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Rationale for Update: The presence of the voto di lista system (slate elections) does not allow shareholders to vote against the election of executive directors who are members of the remuneration committee. The new policy is designed to allow for a vote recommendation against the share incentive plan itself, as this is the only way shareholders can sanction the presence of an executive director on the remuneration committee.

Corporate Governance Issue:
Director Fee Cap Increases (Australia)

Current Policy Position: This type of resolution seeks shareholder approval for an increase in the maximum aggregate level of fees able to be paid to the company's non-executive directors. It is a requirement of the ASX Listing Rules for companies to obtain shareholder approval for any increase in the fee cap.

RMG takes into account the size of the proposed increase, the level of fees compared to those at peer companies, the explanation the board has given for the proposed increase, and whether the company has discontinued retirement benefits. If the company has an active retirement benefits plan for non-executive directors, RMG recommends AGAINST the increase.

New Policy Position: When assessing requests for an increase in the director fee cap, RMG will apply a case-by-case approach, taking into account the following factors:

  the size of the proposed increase;
  the level of fees compared to those at peer companies;
  the explanation the board has given for the proposed increase;
  whether the company has discontinued retirement benefits;
  the company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;
  the company’s policy and practices on non-executive director remuneration, including equity ownership;
  the number of directors presently on the board and any planned increases to the size of the board; and
  the level of board turnover.

If the company has an active retirement benefits plan for non-executive directors, RMG will recommend AGAINST the increase. RMG will also recommend AGAINST a fee cap increase where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not being sought for the purposes of board renewal.

Rationale for Update: The new policy is intended to address concerns raised by Australian institutional investors over ongoing increases in non-executive director remuneration. The policy also responds to the ongoing trend of substantial increases in non-executive director remuneration in Australia and increased investor desire to hold poorly performing non-executive directors accountable.

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CAPITAL MEASURES and AUDITORS

Corporate Governance Issue:
Share Buybacks (International)

Current Policy Position: RMG generally recommends a vote in favor of share repurchase programs, except when:

  repurchases can be used for takeover defenses;
  there is clear evidence of past abuse;
  there is no safeguard against selective buybacks.

New Policy Position: RMG will generally recommend FOR market repurchase authorities/share repurchase programs unless the authorization does not comply with one of the following parameters:

  Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the UK) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);
  Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In Greece, the legal framework allows share repurchase authorizations to last a maximum of 24 months, although they are typically renewed on a yearly basis. Greek companies typically request shareholders to approve share repurchase schemes in line with provisions in the Company Act. Rarely does a company specify the exact duration of the authorization. Therefore, it is assumed that the duration could be up to 24 months, as foreseen in the legal framework.

Around half of Austrian companies restrict share repurchase plans to a limit of 18 months, the majority of Austrian companies either ask for a maximum of 30 months or do not disclose the duration at all.

In addition, RiskMetrics will recommend opposition of any proposal where:

  The repurchase can be used for takeover defenses;
  There is clear evidence of abuse;
  There is no safeguard against selective buybacks;
  Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RiskMetrics may support share repurchase plans in excess of 10 percent volume (15 percent for UK) under exceptional circumstances such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on its merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

  The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
  The plan still respects the 10 percent maximum of shares to be kept in treasury.

Rationale for Update: Share repurchase programs often involve positive financial consequences to shareholders, as they generally increase the level of earnings per share and bring greater liquidity to the share. Therefore we are generally supportive to share buybacks. However, it is necessary to review our series of safeguards, since cases of abuse of share buyback authorities have been reported these last years and since the current financial instability requests that share buybacks be well thought of.

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The amended EU second company law directive now allows EU member states to adapt their legislation and to increase the range of possibilities with regards to share repurchases. This brings us to reconsider what safeguards we want to keep. The share buyback policy paper and the client feedback have been the main inputs for this policy template.

Corporate Governance Issue:
Share Issuances (UK, Netherlands, France)

Current Policy Position: Under current policy, RMG recommends a vote FOR general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital (33% for the UK). RMG recommends a vote for general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital (5% for the UK). For specific issuances, RMG makes a vote recommendation on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

For France, if a share issuance request without preemptive rights includes a binding provision requiring that the board of directors grant “priority rights” to shareholders for the full amount of the issuance, RMG treats this request as if it were with preemptive rights. As a result, RMG recommends a vote in favor of a capital increase without preemptive rights but with “binding priority rights” for an amount representing 100 percent of the share capital.

New Policy Position: For all markets, RMG will recommend a vote for general issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital (33% for the UK). RMG will recommend a vote for general issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital (5% for the UK). For specific issuances, RMG will make a vote recommendation on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

For the UK and the Netherlands, RMG will recommend a vote for issuance requests only if share issuance periods are limited to 18 months.

For France, RMG will recommend a vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

Rationale for Update: The new policy is intended to impose a time limit for issuance requests in the UK and the Netherlands, where this is specifically supported by local best practice codes, actual market practices by companies, as well as institutional investors.

For France, the new policy is intended to lower the percentage threshold for issuances with preemptive rights, or without preemptive rights but with a binding “priority right,” to reflect best practices in France, including the recommendations of the AFG.

Corporate Governance Issue:
Audit v. Non-Audit Fees (Hong Kong, Singapore)

Current Policy Position: RMG currently recommends a vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
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  the auditor is being changed without explanation; or
  non-audit related fees are substantial or are routinely in excess of standard annual audit fees.

New Policy Position: RMG will recommend a vote for the appointment of auditors and authorizing the board to fix their remuneration, unless:

  there are serious concerns about the accounts presented or the audit procedures used;
  the auditor is being changed without explanation; or
  non-audit related fees are substantial or are routinely in excess of standard annual audit fees. Whilst RMG will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during three out of the five most recent financial years, RMG will generally recommend AGAINST the re-election of the audit firm.

Rationale for Update: The revised policy is intended to clarify the current stance on the awarding of non-audit fees. Specifically, the revised policy is intended further to define the terms “substantial” and “routine,” as stated in the current policy, which is expected to benefit both issuers and RMG when implementing the policy. Finally, institutional shareholders have voiced support both for the timeframes and thresholds applied in the revised policy.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Portfolio Manager

As of the filing date of this report, the Blue Chip Value Fund is managed by the Value Equity Research Team at Denver Investment Advisors LLC. Mr. Kris B. Herrick, CFA, is the Director for this investment team. He works closely with three senior research analysts, Mr. Mark M. Adelmann, CFA, CPA, Mr. Troy Dayton, CFA and Mr. Derek R. Anguilm, CFA (the “Team”). These individuals have each been assigned specific sectors to focus their research efforts. The Team is further supported by dedicated research analysts who all may recommend purchase and sell decisions for the Fund. Every new investment is presented to the Team, which reviews investment ideas to determine whether that potential investment is attractive and compatible with the Fund’s investment objective. The Team typically seeks to reach consensus on all investment decisions.

Kris B. Herrick, CFA, a Vice President of Denver Investment Advisors is Director of Value Research with the Equity Value Research Team responsible for managing Blue Chip Value Fund. Mr. Herrick has been a Research Analyst with Denver Investment Advisors since 2000.  Prior to joining Denver Investment Advisors, he was a Financial Services Analyst with Jurika & Voyles from 1997 to 2000.  Mr. Herrick has a total of 11 years of professional experience.

Mark M. Adelmann, CFA, CPA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for managing Blue Chip Value Fund. Mr. Adelmann has been a research analyst with the Equity Value research team at Denver Investment Advisors since 1995.  Prior to joining Denver Investment Advisors he worked with Deloitte & Touche for 15 years in auditing and financial reporting.  Mr. Adelmann has a total of 27 years of professional experience.

Derek R. Anguilm, CFA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for managing Blue Chip Value Fund. Mr. Anguilm has been a Research Analyst with Denver Investment Advisors since 2000.  Prior to joining Denver Investment Advisors he interned with Everen Securities from 1999 to 2000.  Mr. Anguilm has a total of 9 years of professional experience.

Troy Dayton, CFA, a Vice President of Denver Investment Advisors, is a Senior Research Analyst with the Equity Value Research Team responsible for managing Blue Chip Value Fund.  Mr. Dayton has been a Research Analyst with the Equity Value research team at Denver Investment Advisors since 2002.  Prior to joining Denver Investment Advisors, he was an Equity Research Analyst with Jurika & Voyles from 2001 to 2002.  Mr. Dayton was an Equity Research Associate with Dresdner Global Investors from 1998 to 2001 and an Equity Research Associate with Jurika & Voyles from 1996 to 1998.  Mr. Dayton has a total of 12 years of professional experience.

(a)(2) Other Accounts Managed

As of the most recently completed fiscal year end (December 31, 2008), the following table summarizes the other investment activities of each portfolio manager.

Portfolio Manager:	Herrick	Adelmann	Anguilm	Dayton

Registered Inv Companies
Assets	$454,271,761	$453,167,760	$453,167,760	$453,167,760
# of Accounts	7	6	6	6

Performance Based
Assets	$18,042,078	$18,042,078	$18,042,078	$18,042,078
# of Accounts	1	1	1	1

Other Pooled Accts
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Other Accts
Assets	$375,253,905	$375,253,905	$375,253,905	$375,253,905
# of Accounts	638*	638*	638*	638*

Performance Based
Assets	$0	$0	$0	$0
# of Accounts	0	0	0	0

Grand Totals
Assets	$829,525,666	$828,421,665	$828,421,665	$828,421,665
# of Accounts	645*	644*	644*	644*

* Totals include 5561 accounts within separately managed account (SMA) wrap programs which Denver Investment Advisors LLC serves as a portfolio manager.

Potential material conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to other accounts in addition to the Fund, include conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, differences in advisory fee arrangements, structure of portfolio manager compensation and proxy voting of portfolio securities. While there can be no guarantee, Denver Investment Advisors LLC believes that the controls and oversight relating to these potential material conflicts of interest involving the Fund and its other managed funds and accounts is effective.

(a)(3)  Manager Compensation

As of the most recently completed fiscal year end (December 31, 2008), each of the Fund’s portfolio managers is a partner of Denver Investment Advisors LLC. As such, the primary compensation comes from a base salary and a predetermined percentage of distributed profit and overall profitability of the firm. New business marketing incentives are generally paid to marketing personnel, but at times portfolio managers who help open new institutional accounts with an ongoing service role may also receive an incentive based on expected revenue. Additionally, the management committee of Denver Investment Advisors LLC may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period. The criteria for the incentive compensation pool, while generally not directly tied to performance, include the following factors: performance, growth and/or retention of assets, profitability and intangibles. There is a composite of similarly managed accounts for each investment style at Denver Investment Advisors LLC, and the Fund is included in the appropriate composite. The performance criteria emphasizes pre-tax long-term (3-5 year when available) results of the composites combined with the specific partner’s “buy list” for that investment style where applicable, rather than any specific Fund or account result. They can also participate in Denver Investment Advisors LLC’s defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

(a)(4)Equity Securities in the Registrant

The table below identifies ownership in the Blue Chip Value Fund by each portfolio manager as of December 31, 2008:

Portfolio Manager	Ownership Range
Kris Herrick	None
Mark Adelmann	$1 - $10,000
Derek Anguilm	None
Troy Dayton	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)   The code of ethics that applies to the registrant’s principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

(a)(2)   Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached hereto as Ex99.CERT.

(a)(3)   Not applicable.

(b)        A certification for the registrant's principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto as Ex99.906CERT.  The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Value Fund, Inc.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    March 9, 2009

            Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Todger Anderson

            Todger Anderson

President and Chief Executive Officer

Date:    March 9, 2009

By:       /s/ Jasper R. Frontz

            Jasper R. Frontz

Treasurer and Chief Financial Officer

Date:    March 9, 2009